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VALIC COMPANY I

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VALIC Company I

Growth & Income Fund

Large Capital Growth Fund

Small-Mid Growth Fund

2929 Allen Parkway

Houston, Texas 77019

November 15, 2013:

Dear Participant:

We are writing to inform you of the recent changes to the sub-advisers for the Growth & Income Fund, Large Capital Growth Fund, and Small-Mid Growth Fund (each a “Fund,” and collectively, the “Funds”). Each Fund is a series of VALIC Company I (“VC I”). On July 16, 2013, the Board of Directors of VC I (the “Board”) approved (i) the appointment of Goldman Sachs Asset Management, L.P. (“GSAM”) as the sub-adviser for the Small-Mid Growth Fund and (ii) the termination of each of the Fund’s prior sub-advisers, Wells Capital Management Incorporated (“Wells Cap”) and Century Capital Management, LLC (“Century”). On August 5-6, 2013, the Board approved (i) the appointment of J.P. Morgan Investment Management, Inc. (“JPMIM”) as the sub-adviser for the Growth & Income Fund; and (ii) the appointment of Massachusetts Financial Services Company (“MFS”) as the sub-adviser for the Large Capital Growth Fund. In connection with the appointments of JPMIM and MFS, the Board also approved (i) the termination of SunAmerica Asset Management Corp. (“SAAMCo”) as a sub-adviser with respect to the Growth & Income Fund and the Large Capital Growth Fund; and (ii) the termination of Invesco Advisers, Inc. (“Invesco”) as a sub-adviser to the Large Capital Growth Fund.

In connection with these appointments, there were changes to the Funds’ principal investment strategies and principal investment risks. None of the sub-adviser changes resulted in a change to the expenses payable by the Funds.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about the Funds, GSAM, JPMIM, MFS and the terms of the investment sub-advisory agreements, which the Board has approved.

This document is for your information only and you are not required to take any action. Should you have any questions regarding the enclosed Information Statement, please feel free to call VALIC Client Services at 1-800-448-2542. We thank you for your continued support and investments.

Sincerely,

/s/ Kurt W. Bernlohr
Kurt W. Bernlohr
President
VALIC Company I

VALIC Company I

2929 Allen Parkway

Houston, Texas 77019

Growth & Income Fund

Large Capital Growth Fund

Small-Mid Growth Fund

(each a “Fund,” and collectively, the “Funds”)

INFORMATION STATEMENT

REGARDING THE APPOINTMENT OF

SUB-ADVISERS FOR THE FUNDS

You have received this information statement because on June 30, 2013, you owned interests in the Growth & Income Fund, Large Capital Growth Fund and/or the Small-Mid Growth Fund within a variable annuity or variable life insurance contract (“Contract”) or through a qualified employer-sponsored retirement plan or individual retirement account (“Plan”). You are receiving this information statement in lieu of a proxy statement. This information statement describes the decision by the Board of Directors (the “Board”) of VALIC Company I (“VC I”) to appoint sub-advisers to replace each of the Funds’ previous sub-advisers.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND

YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

Purpose of the Information Statement

At an in-person meeting held on July 16, 2013, the Board, including a majority of the directors who are not interested persons of VC I, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), approved an Investment Sub-Advisory Agreement, as amended (the “GSAM Sub-Advisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC”) and Goldman Sachs Asset Management, L.P. (“GSAM”) with respect to the Small-Mid Growth Fund. In connection with GSAM’s appointment, the Board authorized the termination of the Investment Sub-Advisory Agreements between VALIC and each of the Fund’s previous sub-advisers, Wells Capital Management Incorporated (“WCM”) and Century Capital Management, LLC (“Century”) upon the effective date of the GSAM Sub-Advisory Agreement.

At an in-person meeting held on August 5-6, 2013, the Board, including a majority of the Independent Directors, approved an Investment Sub-Advisory Agreement, as amended (the “JPMIM Sub-Advisory Agreement”) between VALIC and J.P. Morgan Investment Management, Inc. (“JPMIM”) with respect to the Growth & Income Fund. The Board, including a majority of the Independent Directors, also approved an Investment Sub-Advisory Agreement, as amended (the “MFS Sub-Advisory Agreement”) between VALIC and Massachusetts Financial Services Company (“MFS”) with respect to the Large Capital Growth Fund. Upon the effective date of the JPMIM Sub-Advisory Agreement, SunAmerica Asset Management Corp. (“SAAMCo”) ceased to be a sub-adviser to the Growth & Income Fund. Upon the effective date of the MFS Sub-Advisory Agreement, SAAMCo and Invesco Advisers, Inc. (“Invesco”) ceased to be co-sub-advisers to the Large Capital Growth Fund.

Each of the sub-advisers appointed by VALIC at the meetings held on July 16 and August 5-6 may be referred to individually as a “Sub-adviser” and collectively as the “Sub-advisers.” Each of the Investment Sub-Advisory Agreements between VALIC and the Sub-advisers approved by the Board may also be referred to individually as a “Sub-Advisory Agreement” and collectively as the “Sub-Advisory Agreements.”

VC I has received an exemptive order from the Securities and Exchange Commission (“SEC”) which allows VALIC, subject to certain conditions, to enter into and materially amend sub-advisory agreements without obtaining shareholder approval. The Board, including a majority of the Independent Directors, must first approve each new or amended sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change would be in the best interest of a Fund and its shareholders. As required by this exemptive order, a Fund will provide information to shareholders about the new sub-adviser and the sub-advisory agreement within 90 days of the hiring of any new sub-adviser. This information statement is being provided to you to satisfy this requirement.

This information statement is being posted on or about November 15, 2013, to all participants in a Contract or Plan who were invested in the Fund as of the close of business on June 30, 2013 (the “Record Date”) at https://www.valic.com/Information-Statements_3240_442209.html.

The Adviser and the Funds

VALIC is an investment adviser registered with the SEC and is located at 2929 Allen Parkway, Houston, Texas 77019. Pursuant to an Investment Advisory Agreement between VALIC and VC I, dated January 1, 2002, as amended (the “Advisory Agreement”), VALIC serves as investment adviser to the Funds. The Advisory Agreement was last approved by the Board at a meeting held on August 5-6, 2013. VALIC is an indirect, wholly-owned subsidiary of American International Group, Inc.

VALIC is the adviser to the Funds and oversees the day-to-day operations of the Funds and supervises the purchase and sale of the Funds’ investments. VALIC employs sub-advisers who make investment decisions for the Funds although VALIC retains the responsibility for the overall management of the Funds. VALIC monitors the sub-advisers and compares the Funds’ performance with relevant market indices and other funds with comparable investment objectives and strategies. VALIC also monitors each sub-adviser’s compliance with the policies and procedures of the Funds and regularly provides reports to the Board describing the results of its evaluation and oversight functions. VALIC recommended the appointment of the Sub-advisers to the Board after conducting research and performing qualitative and quantitative analysis of other candidate firms and their organizational structures, investment processes and styles and long-term performance records.

For the fiscal year ended May 31, 2013, each of the Funds paid VALIC advisory fees based on their respective average monthly net assets pursuant to the Advisory Agreement as follows:

As of May 31, 2013
Fund	Advisory Fees	% Average Monthly Net Assets
Growth & Income Fund	0.75%	$647,261
Large Capital Growth Fund	0.64%	$2,261,002
Small-Mid Growth Fund	0.85%	$885,141

In connection with the engagement of the Sub-advisers, the Funds updated the description of their respective principal investment strategies and principal risks in light of the new Sub-advisers’ investment processes. You received notice of these changes in supplements to the prospectus dated July 16, 2013 and August 7, 2013. The Funds’ investment objectives have not changed. For your information, the summary of each Fund’s principal investment strategy is included below:

Small-Mid Growth Fund

The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small- and mid-cap companies located in domestic (U.S.) markets.

Generally, small- and mid-cap companies include companies whose market capitalizations, at the time of purchase, are within the range of the market capitalization of companies constituting the Russell 2500® Growth Index. If the market capitalization of a company held by the Fund subsequently moves outside of this range, the Fund is not required to sell the securities. As of May 29, 2013, the market capitalization range of the Russell 2500® Growth Index was between $22.17 million and $12.09 billion.

The sub-adviser may engage in frequent and active trading of portfolio securities to achieve the Fund’s investment objective.

Although the Fund will invest primarily in publicly traded U.S. securities, the non-principal investment strategies of the Fund changed to allow the Sub-adviser to invest up to 25% of the Fund’s net assets in foreign securities, including emerging markets and securities quoted in foreign currencies, and up to 20% of the Fund’s net assets in fixed income securities, such as government, corporate and bank debt obligations. Due to the use of these securities, the non-principal risks of the Fund changed to include the following: “Foreign Investment Risk,” “Emerging Markets Risk,” “Interest Rate Risk,” “U.S. Government Obligations Risk,” and “Credit Risk.”

Growth & Income Fund

The Fund invests in stocks that provide long-term growth potential. As a secondary goal, the Fund invests in stocks that will provide current income. The sub-adviser uses a bottom-up, disciplined investment process. The sub-adviser seeks to achieve the Fund’s investment objective through stock selection grounded in proprietary fundamental research and disciplined portfolio construction. Individual securities are ranked within industry sectors based on the attractiveness of their valuations. The sub-adviser believes this approach may reduce the market timing, sector and style risks typically associated with active portfolio management while maintaining risk characteristics similar to the Fund’s benchmark.

The Fund generally invests 90% to 95% of total assets, at the time of purchase, in common stocks and equity-related securities. The Fund principally invests in large-cap companies. The sub-adviser may engage in frequent and active trading of portfolio securities to achieve the Fund’s objective.

The Fund’s principal risks did not change in connection with JPMIM’s engagement as Sub-adviser to the Fund.

Large Capital Growth Fund

The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of large-cap companies. In complying with this 80% investment requirement, the Fund will invest primarily in common stocks.

Generally, large-cap companies will include companies whose market capitalizations, at the time of purchase, are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on June 28, 2013, the market capitalization range of the companies in the Index was approximately $1.8 billion to $422 billion.

The Fund’s sub-adviser focuses on investing the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies. Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

The Fund’s sub-adviser uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative models that systematically evaluate issuers may also be considered.

The Fund may invest up to 25% of its total assets in foreign securities. The sub-adviser may engage in frequent and active trading of portfolio securities to achieve the Fund’s investment objective.

The Fund’s principal risks did not change in connection with MFS’ engagement as Sub-adviser to the Fund.

More information about the Funds, including their respective strategies and risks, and each of the Sub-Advisers, is available in the Funds’ prospectus and statement of additional information dated October 1, 2013. You may obtain a free copy of the prospectus and statement of additional information by calling 1-800-448-2542 or by writing to P.O. Box 15648, Amarillo, Texas 79105-5648.

The Sub-Advisory Agreements

GSAM Sub-Advisory Agreement

Prior to August 19, 2013, WCM and Century each managed a portion of the Small-Mid Growth Fund. Effective August 19, 2013, GSAM assumed responsibility for the day-to-day management of the Fund pursuant to the GSAM Sub-Advisory Agreement. As sub-adviser, GSAM manages the investment and reinvestment of the Fund’s assets subject to VALIC’s oversight. GSAM may place trades through brokers of its choosing and will take into consideration the quality of the brokers’ services and execution. The GSAM Sub-Advisory Agreement provides that the sub-adviser shall not be subject to liability to VALIC, the Fund, or to any shareholder of the Fund for any act or omission in rendering services under the GSAM Sub-Advisory Agreement, or for any losses sustained in connection with, among other things, the purchase, holding, or sale of any portfolio security, as long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties.

The GSAM Sub-Advisory Agreement shall continue in effect for an initial two year term beginning August 19, 2013. Thereafter, the continuance of the GSAM Sub-Advisory Agreement must be approved annually in the manner required by the 1940 Act and the rules thereunder. The GSAM Sub-Advisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, VALIC, or the holders of a majority of the outstanding shares of the Fund, on not more than 60 days’ nor less than 30 days’ written notice. The GSAM Sub-Advisory Agreement will not result in an increase in fees to shareholders of the Fund as VALIC, and not the Fund, is responsible for all fees payable pursuant to the GSAM Sub-Advisory Agreement. The GSAM Sub-Advisory Agreement is attached to this Information Statement as Exhibit A.

For the most recent fiscal year ended May 31, 2013, VALIC received advisory fees from the Fund in the amount of $885,141, or 0.85% of the Fund’s average daily net assets for the period. During the same period, VALIC paid sub-advisory fees to WCM and Century in the aggregate amount of $624,806, or 0.60% of average daily net assets, and retained $260,335 of its advisory fee. If GSAM had sub-advised the Fund for the 2013 fiscal year, VALIC would have paid sub-advisory fees of $570,671 or 0.55% of average daily net assets and retained $314,470 of its advisory fee. As a result, VALIC will retain a greater percentage of its advisory fee under the GSAM Sub-Advisory Agreement.

The sub-advisory fees paid to GSAM and advisory fees retained by VALIC are hypothetical and designed to help you understand the potential effects of the GSAM Sub-Advisory Agreement. The actual fees paid to GSAM and the actual advisory fees retained by VALIC may be different due to fluctuating asset levels and a variety of other factors.

JPMIM Sub-Advisory Agreement

Prior to September 16, 2013, SAAMCo managed the Growth & Income Fund. JPMIM assumed responsibility for the day-to-day management of the Fund pursuant to the JPMIM Sub-Advisory Agreement, which became effective September 16, 2013. As sub-adviser, JPMIM manages the investment and reinvestment of the Fund’s assets subject to VALIC’s oversight. JPMIM may place trades through brokers of its choosing and will take into consideration the quality of the brokers’ services and execution. The JPMIM Sub-Advisory Agreement provides that the sub-adviser shall not be subject to liability to VALIC, the Fund, or to any shareholder of the Fund for any act or omission in rendering services under the JPMIM Sub-Advisory Agreement, or for any losses sustained in connection with, among other things, the purchase, holding, or sale of any portfolio security, as long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties.

The JPMIM Sub-Advisory Agreement shall continue in effect for an initial two year term beginning September 16, 2013. Thereafter, the continuance of the JPMIM Sub-Advisory Agreement must be approved annually in the manner required by the 1940 Act and the rules thereunder. The JPMIM Sub-Advisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, VALIC, or the holders of a majority of the outstanding shares of the Fund, on not more than 60 days’ nor less than 30 days’ written notice. The JPMIM Sub-Advisory Agreement will not result in an increase in fees to shareholders as VALIC, and not the Fund, is responsible for all fees payable pursuant to the JPMIM Sub-Advisory Agreement. The JPMIM Sub-Advisory Agreement is attached to this Information Statement as Exhibit B.

For the most recent fiscal year ended May 31, 2013, VALIC received advisory fees from the Fund in the amount of $647,261, or 0.75% of the Fund’s average daily net assets for the period. During the same period, VALIC paid sub-advisory fees to SAAMCo in the aggregate amount of $215,754, or 0.25% of average daily net assets, and retained $431,507 of its advisory fee. If JPMIM had sub-advised the Fund for the 2013 fiscal year, VALIC would have paid and retained the same amounts since the proposed sub-advisory fee schedule is identical to the current fee schedule.

The sub-advisory fees paid to JPMIM and advisory fees retained by VALIC are hypothetical and designed to help you understand the potential effects of the JPMIM Sub-Advisory Agreement. The actual fees paid to JPMIM and the actual advisory fees retained by VALIC may be different due to fluctuating asset levels and a variety of other factors.

MFS Sub-Advisory Agreement

Prior to September 16, 2013, SAAMCo and Invesco each managed a portion of the Large Capital Growth Fund. MFS assumed responsibility for the day-to-day management of the Fund pursuant to the MFS Sub-Advisory Agreement, which became effective September 16, 2013. As sub-adviser, MFS manages the investment and reinvestment of the Fund’s assets subject to VALIC’s oversight. MFS may place trades through brokers of its choosing and will take into consideration the quality of the brokers’ services and execution. The MFS Sub-Advisory Agreement provides that the sub-adviser shall not be subject to liability to VALIC, the Fund, or to any shareholder of the Fund for any act or omission in rendering services under the MFS Sub-Advisory Agreement, or for any losses sustained in connection with, among other things, the purchase, holding, or sale of any portfolio security, as long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties.

The MFS Sub-Advisory Agreement shall continue in effect for an initial two year term beginning September 16, 2013. Thereafter, the continuance of the MFS Sub-Advisory Agreement must be approved annually in the manner required by the 1940 Act and the rules thereunder. The MFS Sub-Advisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, VALIC, or the holders of a majority of the outstanding shares of the Fund, on not more than 60 days’ nor less than 30 days’ written notice. The MFS Sub-Advisory Agreement will not result in an increase in fees to shareholders as VALIC, and not the Fund, is responsible for all fees payable pursuant to the MFS Sub-Advisory Agreement. The MFS Sub-Advisory Agreement is attached to this Information Statement as Exhibit C.

For the most recent fiscal year ended May 31, 2013, VALIC received advisory fees from the Fund in the amount of $2,261,002, or 0.64% of the Fund’s average daily net assets for the period. During the same period, VALIC paid sub-advisory fees to SAAMCo and Invesco in the aggregate amount of $1,501,446, or 0.42% of average daily net assets, and retained $759,556 of its advisory fee. If MFS had sub-advised the Fund for the 2013 fiscal year, VALIC would have paid sub-advisory fees in the amount of $1,298,985, or 0.37% of average daily net assets, and retained $962,017 of its advisory fee. As a result, VALIC will retain a greater percentage of its advisory fee under the MFS Sub-Advisory Agreement.

The sub-advisory fees paid to MFS and advisory fees retained by VALIC are hypothetical and designed to help you understand the potential effects of the MFS Sub-Advisory Agreement. The actual fees paid to MFS and the actual advisory fees retained by VALIC may be different due to fluctuating asset levels and a variety of other factors.

Factors Considered by the Board of Directors

Approval of the GSAM Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with respect to the Small-Mid Growth Fund (the “Fund”)

In connection with the approval of the Sub-Advisory Agreement, the Board, including the Independent Directors, received materials relating to certain factors the Board considered in determining whether to approve the Sub-Advisory Agreement. Those factors included: (1) the nature, extent and quality of the services to be provided to the Fund by the Sub-adviser; (2) the sub-advisory fees proposed to be charged in connection with the Sub-adviser’s management of the Fund, compared to sub-advisory fee rates of a group of funds with similar investment objectives (respectively, the “Subadvisory Expense Group/Universe”), as selected by an independent third-party provider of investment company data; (3) the investment performance of the Fund compared to the performance of comparable funds in its Morningstar category (“Performance Group”), and against the Fund’s benchmark (“Benchmark”), and the performance of a comparable fund managed by the Sub-adviser against the Fund’s Performance Group and Benchmark; (4) the costs of services and the benefits potentially to be derived by the Sub-adviser; (5) whether the Fund will benefit from possible economies of scale from engaging the Sub-adviser; (6) the anticipated profitability of the Sub-adviser and its affiliates; and (7) the terms of the proposed Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board also took into account a presentation made at an in-person meeting held on July 16, 2013 (the “Meeting”) by members of management as well as presentations made by representatives from the Sub-adviser who responded to questions posed by the Board and management. The Independent Directors were separately represented by counsel that is independent of VALIC in connection with their consideration of approval of the Sub-Advisory Agreement. The matters discussed below were also considered separately by the Independent Directors in executive sessions with their independent legal counsel, at which no representatives of management were present.

Nature, Extent and Quality of Services. The Board considered the nature, quality and extent of services to be provided to the Fund by the Sub-adviser. The Board reviewed information provided by the Sub-adviser relating to its operations and personnel. The Board also took into account their knowledge of the Sub-Adviser’s management, operations and the quality of their performance based on the Board’s experiences with the Sub-adviser, which also manages the VC I Global Real Estate Fund. The Board also noted that the Sub-adviser’s management of the Fund will be subject to the oversight of the VALIC and the Board, and must be made in accordance with the investment objectives, policies and restrictions set forth in the Fund’s prospectus and statement of additional information.

The Board considered information provided to them regarding the services to be provided by the Sub-adviser. The Board noted that the Sub-adviser will (i) determine the securities to be purchased or sold on behalf of the Fund; (ii) provide VALIC with records concerning its activities, which VALIC or the Fund is required to maintain; and (iii) render regular reports to VALIC and to officers and Directors of the Fund concerning its discharge of the foregoing responsibilities. The Board reviewed the Sub-adviser’s history and investment experience as well as information regarding the qualifications, background and responsibilities of the Sub-adviser’s investment and compliance personnel who would provide services to the Fund. The Board also took into account the financial condition of the Sub-adviser. The Board also reviewed the Sub-adviser’s brokerage practices. The Board also considered the Sub-adviser’s risk management processes and regulatory history, including information regarding whether it was currently involved in any regulatory actions or investigations as well as material litigation that may affect its ability to service the Fund.

The Board concluded that the scope and quality of the advisory services to be provided by the Sub-adviser were expected to be satisfactory and that there was a reasonable basis to conclude that the Sub-adviser would provide a high quality of investment services to the Fund.

Fees and Expenses; Investment Performance. The Board received and reviewed information regarding the fees proposed to be charged to the Fund for sub-advisory services compared against the fees of the funds in its Subadvisory Expense Group/Universe. The Board noted that VALIC negotiated the sub-advisory fee with the Sub-adviser at arm’s length. The Board also considered that the sub-advisory fees will be paid by VALIC out of the advisory fees it receives from the Fund, that the sub-advisory fees are not paid by the Fund, and that sub-advisory fees may vary widely for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board also considered expense information of comparable funds or accounts managed by the Sub-advisers that have comparable investment objectives and strategies to the Funds, to the extent applicable. The Board also considered that the sub-advisory fee rate payable to the Sub-adviser contains breakpoints.

The Board considered that the Fund’s proposed sub-advisory fees are above the medians of the Fund’s Subadvisory Expense Group/Universe. The Board further noted that the current sub-advisory fees were higher than the proposed sub-advisory fees, and that consequently, under the proposed sub-advisory fee schedule, VALIC would retain more of its advisory fee. The Board also took account of management’s discussion of the Fund’s proposed sub-advisory fees and concluded in light of all factors considered that such fees were reasonable.

The Board also received and reviewed information prepared by management regarding the Fund’s investment performance compared against the Benchmark and Performance Group as of the period ended April 30, 2013. The Board considered that management has closely monitored the Fund’s performance for more than two years, and that performance has been inconsistent with periods of underperformance outweighing stronger periods. The Board also considered the performance of another Fund managed by GSAM with a similar investment strategy as the Fund (the “Comparable Fund”). The Board noted that the Comparable Fund outperformed the Fund’s Performance Group for the year-to-date, 1-, 3- and 5- year periods ended April 30, 2013. The Board also noted that the Comparable Fund underperformed the Fund’s Benchmark for the year-to-date and 3- year periods ended April 30, 2013, and outperformed the Fund’s Benchmark for the 1- and 5- year periods ended April 30, 2013.

Cost of Services and Indirect Benefits/Profitability. The Board considered the cost of services and profits expected to be realized in connection with the Sub-Advisory Agreement. The Board was apprised that VALIC reviewed a number of factors in determining appropriate sub-advisory fee levels for the Fund. Such factors included a review of (1) style class peers primarily within the variable annuity and qualified plan universe; (2) key competitor analysis; (3) clone fund analysis; (4) product suitability; and (5) special considerations such as competitor sub-account characteristics, uniqueness of the product and prestige of the manager.

The Board considered that VALIC will receive a benefit under the Sub-Advisory Agreement since the proposed sub-advisory fees are expected to be less than the sub-advisory fees VALIC currently pays, and as a result, VALIC will retain a greater portion of its advisory fee. The Board was apprised that the sub-advisory fees were negotiated with the Sub-adviser at arm’s length. In considering the anticipated profitability to the Sub-adviser in connection with their relationship to the Fund, the Directors noted that the fees under the Sub-Advisory Agreement will be paid by VALIC out of the advisory fees that VALIC will receive from the Fund.

In light of all the factors considered, the Directors determined that the anticipated profitability to VALIC was reasonable. The Board also concluded that the anticipated profitability of the Sub-adviser from its relationship with the Fund was not material to their deliberations with respect to consideration of approval of the Sub-Advisory Agreement.

Economies of Scale. For similar reasons as stated above with respect to the Sub-adviser’s anticipated profitability and its costs of providing services, the Board concluded that the potential for economies of scale in the Sub-adviser’s management of the Fund are not a material factor to the approval of the Sub-advisory Agreement, although the Board noted that the Fund has breakpoints at the sub-advisory fee level.

Terms of the Sub-Advisory Agreement. The Board reviewed the terms of the Sub-Advisory Agreement including the duties and responsibilities to be undertaken. The Board also reviewed the terms of payment for services rendered by the Sub-adviser and noted that VALIC would compensate the Sub-adviser out of the advisory fees it receives from the Fund. The Board noted that the Sub-Advisory Agreement provides that the Sub-adviser will pay all of its own expenses in connection with the performance of its duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations. The Board also considered the termination and liability provisions of the Sub-Advisory Agreement and other terms contained therein. The Board concluded that the terms of the Sub-Advisory Agreement were reasonable.

Conclusions. In reaching its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Director may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of their deliberations, the Board, including the Independent Directors, concluded that the Sub-adviser possesses the capability and resources to perform the duties required of them under the Sub-Advisory Agreement.

Approval of the JPMIM and MFS Sub-Advisory Agreements

At an in-person meeting (the “Meeting”) held on August 5-6, 2013, the Board of Directors (the “Board”), including the Directors that are not interested persons of VALIC Company I (“VC I”), as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”) approved Investment

Sub-Advisory Agreements between The Variable Annuity Life Insurance Company (“VALIC” or the “Adviser”) and each of (1) J.P. Morgan Investment Management, Inc. (“JPMIM”) with respect to the VC I Growth & Income Fund (the “JPMIM Sub-Advisory Agreement”); and (2) Massachusetts Financial Services Company (“MFS”) with respect to the VC I Large Capital Growth Fund (the “MFS Sub-Advisory Agreement”) (collectively, the “Sub-Advisory Agreements”) pursuant to which JPMIM and MFS will assume responsibility for the day-to-day management of the Growth & Income Fund and the Large Capital Growth Fund, respectively. JPMIM and MFS are each a “Sub-adviser” and collectively the “Sub-advisers.” The VC I Growth and Income Fund and Large Capital Growth Fund are referred to individually as a “Fund” and collectively as the “Funds.” The Board also approved the termination of SunAmerica Asset Management Corp. with respect to the Funds and the termination of Invesco Advisers, Inc. with respect to the VC I Large Capital Growth Fund.

In connection with the approval of the Sub-Advisory Agreements, the Board received materials relating to certain factors the Board considered in determining whether to approve the Sub-Advisory Agreements. Those factors included: (1) the nature, extent and quality of the services to be provided to each Fund by their respective Sub-advisers; (2) the sub-advisory fees proposed to be charged in connection with the Sub-advisers’ management of the Funds, compared to sub-advisory fee rates of a group of funds with similar investment objectives (respectively, the “Subadvisory Expense Group/Universe”), as selected by an independent third-party provider of investment company data; (3) the fees and performance of comparable funds or accounts managed by the Sub-advisers as compared to appropriate indices; (4) the costs of services and the benefits potentially to be derived by the Sub-advisers; (5) whether the Fund will benefit from possible economies of scale from engaging the Sub-advisers; (6) the anticipated profitability of the Sub-advisers and their respective affiliates; and (7) the terms of the proposed Sub-Advisory Agreements.

In considering whether to approve the Sub-Advisory Agreements, the Board also took into account presentations made at the Meeting by members of management as well as presentations made by representatives from the Sub-advisers who responded to questions posed by the Board and management. The Independent Directors were separately represented by counsel that is independent of VALIC in connection with their consideration of approval of the Sub-Advisory Agreements. The matters discussed below were also considered separately by the Independent Directors in executive sessions with their independent legal counsel, at which no representatives of management were present.

Nature, Extent and Quality of Services. The Board considered the nature, quality and extent of services to be provided to the Fund by the Sub-advisers. The Board reviewed information provided by the Sub-advisers relating to their operations and personnel. The Board also took into account their knowledge of each Sub-adviser’s management, operations and the quality of their performance based on the Board’s experiences with the Sub-advisers, which also manage other funds overseen by the Directors. The Board also noted that the Sub-advisers’ management of the Funds will be subject to the oversight of the Board, and must be made in accordance with the investment objectives, policies and restrictions set forth in each Fund’s prospectus and statement of additional information.

The Board considered information provided to them regarding the services to be provided by each Sub-adviser. The Board noted that each Sub-adviser will (i) determine the securities to be purchased or sold on behalf of the Fund; (ii) provide VALIC with records concerning its activities, which VALIC or the Fund are required to maintain; and (iii) render regular reports to VALIC and to officers and Directors of the Fund concerning its discharge of the foregoing responsibilities. The Board reviewed each Sub-adviser’s history and investment experience as well as information regarding the qualifications, background and responsibilities of each Sub-adviser’s investment and compliance personnel who would provide services to the Fund. The Board also took into account the financial condition of each Sub-adviser. The Board also reviewed each Sub-adviser’s brokerage practices. The Board also considered each Sub-adviser’s risk management processes and regulatory history, including information regarding whether it was currently involved in any regulatory actions or investigations as well as material litigation that may affect their ability to service the Funds.

The Board concluded that the scope and quality of the advisory services to be provided by the Sub-advisers were expected to be satisfactory and that there was a reasonable basis to conclude that each would provide a high quality of investment services to the Funds.

Fees and Expenses; Investment Performance. The Board received and reviewed information regarding the fees proposed to be charged to the Fund for sub-advisory services compared against the fees of the funds in its Subadvisory Expense Group/Universe. The Board noted that VALIC negotiated the sub-advisory fees with each Sub-adviser at arm’s length. The Board also considered that the sub-advisory fees will be paid by VALIC out of its advisory fees it receives from the Funds and that such fees are not paid by the Funds, and that sub-advisory fees may vary widely for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board also considered expense information of comparable funds or accounts managed by the Sub-advisers that have comparable investment objectives and strategies to the Funds, to the extent applicable. The Board also considered that the sub-advisory fee rates payable to each Sub-adviser contain breakpoints.

Growth and Income Fund. The Board considered that the Fund’s proposed sub-advisory fees were below the medians of the Fund’s Subadvisory Expense Group/Universe. The Board noted that the proposed sub-advisory fees were identical to the current sub-advisory fees and that VALIC would retain the same amount of its advisory fee under the proposed sub-advisory fee schedule. The Board also considered the favorable performance, relative to the benchmark, of a comparable strategy managed by JPMIM.

Large Capital Growth Fund. The Board considered that the Fund’s proposed sub-advisory fees were below the median of the Fund’s Subadvisory Expense Group and at the median of the Fund’s Subadvisory Expense Universe. The Board also noted that the current sub-advisory fees are higher than the proposed sub-advisory fees, and that consequently, VALIC would retain more of its advisory fees under the proposed fee sub-advisory schedule. The Board also considered the favorable composite performance of a comparable strategy managed by MFS.

The Board took account of management’s discussion of the Funds’ proposed sub-advisory fees and concluded in light of all factors considered that such fees were reasonable.

Cost of Services and Indirect Benefits/Profitability. The Board considered the cost of services and profits expected to be realized in connection with the Sub-Advisory Agreements. The Board was apprised that VALIC reviewed a number of factors in determining appropriate sub-advisory fee levels for the Funds. Such factors included a review of (1) style class peers primarily within the variable annuity and qualified plan universe; (2) key competitor analysis; (3) clone fund analysis; (4) product suitability; and (5) special considerations such as competitor sub-account characteristics, uniqueness of the product and prestige of the manager.

The Board considered that VALIC will receive a benefit with respect to the Large Capital Growth Fund since the proposed sub-advisory fees are expected to be less than the sub-advisory fees VALIC currently pays, and as a result, VALIC will retain a greater portion of its advisory fee. The Board was apprised that the sub-advisory fees were negotiated with the Sub-advisers at arm’s length. In considering the anticipated profitability to the Sub-advisers in connection with their relationship to the Funds, the Directors noted that the fees under the Sub-Advisory Agreements will be paid by VALIC out of the advisory fees that VALIC will receive from the Funds.

In light of all the factors considered, the Directors determined that the anticipated profitability to VALIC was reasonable. The Board also concluded that the anticipated profitability of the Sub-advisers from their relationship with the Funds was not material to their deliberations with respect to consideration of approval of the Sub-Advisory Agreements.

Economies of Scale. For similar reasons as stated above with respect to the Sub-advisers’ anticipated profitability and the costs of their providing services, the Board concluded that the potential for economies of scale in the Sub-advisers’ management of the Fund are not a material factor to the approval of the Sub-advisory Agreements, although the Board noted that the Fund has breakpoints at the sub-advisory fee level.

Terms of the Sub-Advisory Agreements. The Board reviewed the terms of the Sub-Advisory Agreements including the duties and responsibilities to be undertaken. The Board also reviewed the terms of payment for services rendered by the Sub-advisers and noted that VALIC would compensate the Sub-advisers out of the advisory fees it receives from the Funds. The Board noted that the Sub-Advisory Agreements provide that each Sub-adviser will pay all of its own expenses in connection with the performance of their respective duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations. The Board also considered the termination and liability provisions of the Sub-Advisory Agreements and other terms contained therein. The Board concluded that the terms of each of the Sub-Advisory Agreements were reasonable.

Conclusions. In reaching its decision to approve the Sub-Advisory Agreements, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Director may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of their deliberations, the Board, including the Independent Directors, concluded that each Sub-adviser possesses the capability and resources to perform the duties required of them under their respective Sub-Advisory Agreements.

Information about the Sub-Advisers

Goldman Sachs Asset Management

GSAM is located at 200 West Street New York, NY 10282. As of June 30, 2013, GSAM and its affiliates managed approximately $739 million in assets. GSAM is a wholly-owned subsidiary of The Goldman Sachs Group, Inc. GSAM is not affiliated with VALIC. No Director of VC I has owned any securities, or has had any material interest in, or a material interest in a material transaction with, GSAM or its affiliates since the beginning of the most recent fiscal year.

The following chart lists the principal executive officers of GSAM and their principal occupations. The business address of each officer and director is 200 West Street New York, New York 10282 United States.

Name	Position with GSAM and Principal Occupation

O’Neill, Timothy	Co-Head, Investment Management Division (Co-Chief Executive Officer)

Lane, Eric	Co-Head, Investment Management Division ( Co-Chief Executive Officer)

GSAM provides investment advisory services to other funds and/or accounts, which have investment strategies and/or objectives similar to that of the Small-Mid Growth Fund. While the investment strategies of these other funds and/or accounts may be similar to that of the Small-Mid Growth Fund, the nature of services provided by GSAM may be different. For example, GSAM provides sub-advisory services to the Small-Mid Growth Fund, while it may provide investment advisory services to these other funds and/or accounts. As a sub-adviser, GSAM may perform a more limited set of services and assume fewer responsibilities for the Small-Mid Growth Fund than it does for these other funds and/or accounts.

GSAM does not currently sub-advise another 1940 Act fund with a similar strategy, however, GSAM is the adviser of the Goldman Sachs Small/Mid Cap Growth Fund, which has a substantially similar strategy to the Small-Mid Growth Fund. Please refer to the current fund prospectus or see below for the Goldman Sachs Small/Mid Cap Growth Fund shareholder fee information.

As of December 28, 2012:
Comparable Fund:	Management Fee (% of average daily net assets):	Total Net Assets (millions):
Goldman Sachs Small/Mid Cap Growth Fund	1.00%	$1748.80	*

*	Total net assets are as of September 30, 2013.

J.P. Morgan Investment Management

JPMIM is located at 270 Park Avenue, New York, NY 10017 and is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co. As of June 30, 2013, JPMIM and its affiliates managed $1,470,074 million in assets.

JPMIM is not affiliated with VALIC. No Director of VC I has owned any securities, or has had any material interest in, or a material interest in a material transaction with JPMIM or its affiliates since the beginning of the most recent fiscal year.

The following chart lists the principal executive officers and the directors of JPMIM and their principal occupations. The business address of each officer and director is listed below.

Name	Position with JPMIM and Principal Occupation	Address

George Gatch	Director/Chairman/Managing Director	270 Park Avenue New York, NY, 10017

Lawrence Unrein	Director/CIO-Global Head of Private Equity/Managing Director	270 Park Avenue New York, NY, 10017

Martin Porter	CIO-Global Head of Equities & Balanced Group/Managing Director	20 Finsbury Street London, EC2Y 9AQ, United Kingdom

Scott Richter	Secretary/Managing Director	1111 Polaris Parkway Columbus, OH, 43240

Joseph Azelby	Director/CIO-Global Head of Real Estate/Managing Director	270 Park Avenue New York, NY, 10017

Paul Quinsee	Director/Managing Director	270 Park Avenue New York, NY, 10017

Joseph Bertini	Chief Compliance Officer/Managing Director	270 Park Avenue New York, NY, 10017

Robert Young	Director/COO/Managing Director	460 Polaris Pkwy Westerville, OH, 43082

Craig Sullivan	Director/Treasurer/CFO/Managing Director	270 Park Avenue New York, NY, 10017

Catherine Ann Keating	Director/President/CEO/Managing Director	270 Park Avenue New York, NY, 10017

Peter Schwicht	Director/Managing Director	20 Finsbury Street London, EC2Y 9AQ, United Kingdom

Christopher Willcox	Director / Global Head of Fixed Income / Managing Director	270 Park Avenue New York, NY, 10017

JPMIM provides investment advisory services to the fund listed below, which have investment strategies similar to that of the Growth & Income Fund. While the investment strategies of the fund listed below may be similar to that of the Growth & Income Fund, the nature of services provided by JPMIM may be different.

As of May 31, 2013:
Comparable Fund:	Sub-Advisory Fee (% of average daily net assets):	Assets Under Management (millions):
Transamerica	0.25%	$880

Massachusetts Financial Services Company

MFS is located at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS, with its predecessor organizations, has a history of money management dating from 1924. Net assets under management of the MFS organization were approximately $359 billion as of May 31, 2013. MFS is not affiliated with VALIC. No Director of VC I has owned any securities, or has had any material interest in, or a material interest in a material transaction with MFS or its affiliates since the beginning of the most recent fiscal year.

The following chart lists the principal executive officers and the directors of MFS and their principal occupations. The business address of each officer and director as it relates to that person’s position with MFS is 111 Huntington Avenue, Boston, Massachusetts 02199.

Name	Position with MFS and Principal Occupation

Robert J. Manning	Director, Chief Executive Officer and Chairman of the Board of Directors of MFS

Michael W. Roberge	Director, President, Chief Investment Officer and Director of Global Research of MFS

Thomas A. Bogart	Director of MFS; Executive Vice President, Business Development and General Counsel of Sun Life Financial, Inc.

Colm J. Freyne	Director of MFS; Executive Vice President and Chief Financial Officer of Sun Life Financial, Inc.

David A. Antonelli	Vice Chairman of MFS

Carol W. Geremia	Executive Vice President of MFS

James A. Jessee	Executive Vice President of MFS

Amrit Kanwal	Executive Vice President and Chief Financial Officer of MFS

Mark A. Leary	Executive Vice President and Chief Human Resources Officer of MFS

Mark N. Polebaum	Executive Vice President, General Counsel and Secretary of MFS

Robin A. Stelmach	Executive Vice President and Chief Operating Officer of MFS

Timothy M. Fagan	Chief Compliance Officer of MFS

MFS provides investment advisory services to other funds, which have investment strategies and/or objectives similar to that of the Large Capital Growth Fund. While the investment strategies of the funds listed below may be similar to that of the Large Capital Growth Fund, the nature of services provided by MFS may be different. For example, MFS provides sub-advisory services to the Large Capital Growth Fund, while it may provide investment advisory services to the funds listed below. As a sub-adviser, MFS may perform a more limited set of services and assume fewer responsibilities for the Large Capital Growth Fund than it does for the funds listed below.

As of May 31, 2013:
Comparable Fund:	Advisory/Sub-Advisory Fee (% of average daily net assets):	Assets Under Management (millions):
Massachusetts Investors Growth Stock Fund	0.33%	$4,476
MFS Variable Insurance Trust –MFS Investors Growth Stock Series	0.75% of the first $1.0 billion, and 0.65% in excess of $1.0 billion	$381
MFS Variable Insurance Trust II –MFS Massachusetts Investors Growth Stock Portfolio	0.75% of the first $1.0 billion, and 0.65% in excess of $1.0 billion	$575
Penn Series Funds, Inc. – Large Cap Growth Fund	0.40%	$31

Other Service Agreements

VC I has entered into an Administrative Services Agreement with SAAMCo to provide certain accounting and administrative services to the Funds. VC I has entered into a Transfer Agency and Service Agency Agreement with VALIC to provide transfer agent services to the Funds. Transfer agent services also include shareholder servicing and dividend disbursements. For the fiscal year ended May 31, 2013, pursuant to the Transfer Agency and

Service Agency Agreement, the Small-Mid Growth Fund paid SAAMCo $72,894 and VALIC $859, respectively; the Growth & Income Fund paid SAAMCo $60,411 and VALIC $1,117 respectively; and the Large Capital Growth Fund paid SAAMCo $98,187 and VALIC $944, respectively.

SAAMCo, the Fund’s administrator, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. SunAmerica Capital Services, Inc. (“SACS”), the Fund’s principal underwriter, is located at 21650 Oxnard St., Suite 750, Woodland Hills, CA 91367-4997. SACS is an affiliate of VALIC.

Brokerage Commissions

For the Funds’ fiscal year ended May 31, 2013, the Funds paid the following amounts of brokerage commissions, none of which were paid to affiliated broker-dealers.

Fund	Commission
Large Capital Growth	1,018,808
Growth & Income	418,993
Small-Mid Growth	254,533

ANNUAL REPORTS

Copies of the most recent Annual Report and Semi-Annual Report may be obtained without charge if you:

•	write to:

Nori Gabert, Secretary

VALIC Company I

2929 Allen Parkway

Houston, Texas 77019

•	call (800) 448-2542
•	access the Report through the Internet at www.valic.com

SHAREHOLDER PROPOSALS

The Funds are not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Nori L. Gabert, Esq., Vice President and Secretary of VALIC Company I, 2929 Allen Parkway, Houston, Texas 77019.

OWNERSHIP OF SHARES

As of the Record Date, there were approximately 8,573,284 shares of the Small-Mid Growth Fund, 6,467,428 shares of the Growth & Income Fund, and 29,205,005 shares of the Large Capital Growth Fund outstanding. All shares of both Funds are owned by VALIC and its respective affiliates. To VALIC’s knowledge, no person owns a Contract, Plan or interests therein for more than 5% of the outstanding shares of either Fund. The directors and officers of VC I and members of their families as a group, beneficially owned less than 1% of the common stock of either Fund, as of the Record Date.

AMENDMENT NO. 1

TO

INVESTMENT SUB-ADVISORY AGREEMENT

THIS AMENDMENT NO. 1 TO INVESTMENT SUB-ADVISORY AGREEMENT (the “Amendment”) is dated as of August 19, 2013, by and among THE VARIABLE ANNUITY LIFE INSURANCE COMPANY (“VALIC”), a Texas Corporation, and GOLDMAN SACHS ASSET MANAGEMENT, L.P. (the “Sub-Adviser”).

RECITALS

WHEREAS, VALIC and VALIC Company I (“VC I”) entered into an Investment Advisory Agreement dated January 1, 2002, with respect to the Covered Funds reflected in Schedule A; and

WHEREAS, VALIC and the Sub-Adviser are parties to that certain Investment Sub-Advisory Agreement dated March 10, 2008 with respect to the Covered Funds (the “Agreement”); and

WHEREAS, the parties wish to amend Schedule A to the Agreement to reflect the addition of the Small-Mid Growth Fund as a Covered Fund.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, VALIC and the Sub-Adviser agree as follows:

1.	Schedule A Amendment. Schedule A to the Agreement is hereby amended to reflect that the Sub-Adviser will manage the assets of the Small-Mid Growth Fund and shall be compensated on those assets managed, in accordance with Section 3 of the Agreement, at the fee rate reflected in Schedule A attached hereto.

2.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.	Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

4.	Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date first above written.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY		GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By:	/s/ Kurt W. Bernlohr	By:	/s/ Greg R. Wilson
Name:	Kurt W. Bernlohr	Name:	Greg R. Wilson
Title:	Senior Vice President	Title:	Managing Director

SCHEDULE A

COVERED FUND(S)

Effective August 19, 2013

Annual Fee computed at the following annual rate, based on average daily net asset value for each month on that portion of the assets managed by SUB-ADVISER, and payable monthly:

Covered Fund	Fee
Global Real Estate Fund (formerly, the Real Estate Fund)	0.55% on the first $250 million 0.50% on the next $250 million 0.45% over $500 million

Small-Mid Growth Fund	0.55% on the first $100 million 0.50% over $100 million

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT made this 10th day of March, 2008, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as “VALIC,” and GOLDMAN SACHS ASSET MANAGEMENT, L.P., hereinafter referred to as the “SUB-ADVISER.”

VALIC and the SUB-ADVISER recognize the following:

(a)	VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

(b)	VALIC is engaged as the investment adviser of VALIC Company I (“VC I”), pursuant to an Investment Advisory Agreement between VALIC and VC I, an investment company organized under the general corporate laws of Maryland as a series type of investment company issuing separate classes (or series) of shares of common stock. VC I is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c)	VC I currently consists of thirty-three portfolios (“Funds”):

Asset Allocation Fund	Large Cap Core Fund
Blue Chip Growth Fund	Large Capital Growth Fund
Broad Cap Value Income Fund	Mid Cap Index Fund
Capital Conservation Fund	Mid Cap Strategic Growth Fund
Core Equity Fund	Money Market I Fund
Core Value Fund	Nasdaq-100® Index Fund
Foreign Value Fund	Real Estate Fund
Global Equity Fund	Science & Technology Fund
Global Strategy Fund	Small Cap Aggressive Growth Fund
Government Securities Fund	Small Cap Fund
Growth & Income Fund	Small Cap Index Fund
Growth Fund	Small Cap Special Values Fund
Health Sciences Fund	Small-Mid Growth Fund
Inflation Protected Fund	Social Awareness Fund
International Equities Fund	Stock Index Fund
International Government Bond Fund	Value Fund
International Growth I Fund

In accordance with VC I’s Articles of Incorporation (the “Articles”), new Funds may be added to VC I upon approval of VC I’s Board of Directors without the approval of Fund shareholders. This Agreement will apply only to Funds set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A (“Covered Fund(s)”).

(d)	The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e)	VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.

VALIC and the SUB-ADVISER agree as follows:

1.	Services Rendered and Expenses Paid by the SUB-ADVISER

The SUB-ADVISER, subject to the control and supervision of VALIC and VC I’s Board of Directors and in material conformity with the 1940 Act, all applicable laws and regulations thereunder, all other applicable federal and state laws and regulations, including section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), VC I’s Articles, Bylaws, registration statements, prospectus and stated investment objectives, policies and restrictions of any Covered Fund(s) and any applicable procedures adopted by VC I’s Board of Directors and provided to the SUB-ADVISER, shall:

(a)	manage the investment and reinvestment of the assets of the Covered Fund(s) including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination, in its discretion without prior consultation with VALIC or the VC I Board of Directors, of the industries, securities and other investments to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs.

(b)	maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts or other derivatives) for each Covered Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.

(c)	In performing its obligations under this Agreement, the SUB-ADVISER may, at its own discretion, delegate any or all of its discretionary investment, advisory and other rights, powers and functions hereunder to any advisory affiliate, without further written consent of VALIC provided that the SUB-ADVISER shall always remain liable for its obligations hereunder.

The SUB-ADVISER will assist the Covered Fund(s) and its agents in determining whether prices obtained by the Covered Fund(s) and its agents for valuation purposes are consistent with the prices on the SUB-ADVISER’s portfolio records relating to the assets of the Covered Fund(s) for which the SUB-ADVISER has responsibility at such times as VALIC shall reasonably request; provided, however, that the parties acknowledge that the SUB-ADVISER is not the fund accounting agent for the Covered Fund(s) and is not responsible for pricing determinations or calculations and any information provided pursuant to this position by SUB-ADVISER will be provided for information purposes only.

In performing the services described in paragraph (b) above, the SUB-ADVISER shall use its best efforts to obtain for the Covered Fund(s) the best execution of portfolio transactions, under the circumstances of each trade and on the basis of all relevant factors and considerations. Subject to approval by VC I’s Board of Directors of appropriate policies and procedures, the SUB-ADVISER may cause the Covered Fund(s) to pay to a broker a commission, for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research services to the SUB-ADVISER. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the SUB-ADVISER may engage its affiliates, the VALIC and its affiliates or any other subadviser to VC I and its respective affiliates, as broker-dealers or futures commission merchants to effect Covered Fund transactions in securities and other investments for a Covered Fund.

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The SUB-ADVISER may aggregate sales and purchase orders of securities held by the Covered Fund(s) with similar orders being made simultaneously for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER, if in the SUB-ADVISER’s reasonable judgment such aggregation is fair and reasonable and consistent with the SUB-ADVISER’S fiduciary obligations to the Covered Fund(s) and its other clients, considering factors such as the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. VALIC acknowledges that the determination whether such aggregation is fair and reasonable by the SUB-ADVISER is subjective and represents the SUB-ADVISER’s evaluation that the Covered Fund(s) may benefit by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

VALIC authorizes and empowers the SUB-ADVISER to direct the Covered Fund’s Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Covered Fund(s) and to execute for the Covered Fund(s) as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the SUB-ADVISER shall select as provided above. With respect to brokerage accounts for financial and commodity futures and commodities and options thereon, the SUB-ADVISER shall select such brokers, as approved by VALIC, prior to the establishment of such brokerage account. The SUB-ADVISER may, using such of the securities and other property in the Covered Fund as the SUB-ADVISER deems necessary or desirable, direct the Covered Fund’s Custodian to deposit for the Covered Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the SUB-ADVISER deems desirable or appropriate.

The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and VC I’s Board of Directors regarding the performance of its services under this Agreement. The SUB-ADVISER will make available to VALIC and VC I promptly upon their reasonable written request all of the Covered Fund(s)’ investment records and ledgers to assist VALIC and VC I in compliance with respect to each Covered Fund’s securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish VC I’s Board of Directors such periodic and special reports as VALIC and VC I’s Board of Directors may reasonably request. The SUB-ADVISER will furnish to regulatory authorities any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Covered Fund(s) are being conducted in a manner consistent with applicable laws and regulations.

Should VALIC at any time make any definite determination as to any investment policy and notify the SUB-ADVISER in writing of such determination, within a reasonable time after receipt of such notice as agreed to by the SUBADVISER and VALIC the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB-ADVISER to comply with the first paragraph of this Section.

The SUB-ADVISER will not hold money or investments on behalf of VC I. The money and investments will be held by the Custodian of VC I. The SUB-ADVISER will arrange for the transmission to the Custodian for VC I, on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable the Custodian perform its administrative responsibilities with respect to the Covered Fund(s). The SUB-ADVISER further shall have the authority to instruct the Custodian of VC I (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian for VC I, (ii) to deliver securities and other property against payment for VC I, and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement or as provided by VALIC in writing to the Custodian.

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VALIC will vote proxies relating to securities held by the Covered Fund(s). VALIC will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Directors. VALIC may, on certain non-routine matters, consult with the SUB-ADVISER before voting proxies relating to securities held by the Covered Fund(s). VALIC will instruct the Custodian and other parties providing services to VC I promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Covered Fund(s). The SUB-ADVISER shall not be responsible for taking any action on behalf of the Covered Funds in connection with any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting securities held at any time in the Covered Fund(s) including, without limitation, to file proofs of claim or other documents related to such proceedings (the “Litigation”) or to investigate, initiate, supervise, or monitor the Litigation involving the Covered Funds’ assets.

The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC or VC I other than in furtherance of the SUB-ADVISER’s duties and responsibilities as set forth in this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 3 of this Agreement.

The SUB-ADVISER is hereby prohibited from consulting with any other sub-adviser of the Covered Fund(s) (or a portion thereof) or any other sub-adviser to a fund under common control with the Covered Fund(s) (or a portion thereof) concerning securities transactions of the Covered Fund(s) (or a portion thereof) in securities or other assets, except as otherwise permitted by the 1940 Act or any rules thereunder.

2.	Confidentiality

The SUB-ADVISER will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Covered Fund(s), and will keep confidential any non-public information obtained directly as a result of this service relationship, and disclose such non-public information only if VALIC or the VC I Board of Trustees has authorized such disclosure, or if such information is or hereafter becomes ascertainable from public or published information or trade sources, or if such information is or hereafter otherwise is know by the SUB-ADVISER, or if such disclosure is expressly required or requested by applicable federal or state authorities (including the SUB-ADVISER’S regulatory examiners) or to the extent such disclosure is reasonably required by auditors or attorneys of the SUB-ADVISER in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information.

3.	Compensation of the SUB-ADVISER

VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund’s average daily net asset value computed for each Covered Fund as provided for herein and in the fee schedule attached hereto as Schedule A. Schedule A may be amended from time to time by written agreement executed by VALIC and the SUB-ADVISER, provided that amendments are made in conformity with applicable laws and regulations and the Articles and Bylaws of VC I. Any change in Schedule A pertaining to any new or existing Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of shareholders of any other Fund.

The average daily net asset value shall be determined by taking the average of all of the determinations of net asset value, made in the manner provided in VC I’s constitutive documents, for each business day during a

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given calendar month. VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than fifteen (15) days following the end of the month.

If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC I.

4.	Scope of the SUB-ADVISER’s Activities

VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever a Covered Fund(s) and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed by the SUB-ADVISER to be equitable to each entity. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities on an equitable basis. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Covered Fund(s). In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

The SUB-ADVISER shall not be liable to VALIC, VC I, or to any shareholder in the Covered Fund(s), and VALIC shall indemnify the SUB-ADVISER, for any act or omission in rendering services under this Agreement, or for any losses sustained in connection with the matters to which this agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER in performing its duties under this Agreement. The provisions of this paragraph shall survive the termination of the Agreement.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that the Covered Fund(s) is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the Covered Fund complies with such Code diversification provisions, as directed by VALIC. VALIC acknowledges that the SUB-ADVISER shall rely completely upon VALIC’s determination of whether and to what extent each Covered Fund(s) is in compliance with Subchapter M and Section 817(h) of the Code and that the SUB-ADVISER has no separate and independent responsibility to test for such compliance.

The SUB-ADVISER does not guarantee the future performance of the Covered Fund(s) or any specific level of performance, the success of any investment decision or strategy that SUB-ADVISER may use, or the success of SUB-ADVISER’s overall management of the Covered Fund(s). VALIC and VC I understand that investment decisions made for the Covered Fund(s) by the SUB-ADVISER are subject to various market, currency, economic, political and business risks and that those investment decisions will not always be profitable. The SUB-ADVISER will manage only the assets of the Covered Fund(s) allocated to its management by VALIC and in making investment decisions for the Covered Fund(s).

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5.	Representations of the SUB-ADVISER and VALIC

The SUB-ADVISER represents, warrants, and agrees as follows:

(a)	The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC and VC I with a copy of such code of ethics together with evidence of its adoption.

(c)	The SUB-ADVISER has provided VALIC and VC I with a copy of its Form ADV as most recently filed with the SEC and will promptly after filing its annual update to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.

VALIC represents, warrants, and agrees as follows:

(a)	VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	VALIC has the authority under the Investment Advisory Agreement between VALIC and VC I to delegate some or all of its responsibilities to one or more sub-advisers.

6.	Term of Agreement

This Agreement shall become effective as to the Covered Fund(s) set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of VC I’s Directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of VC I’s Board of Directors or a majority of that Covered Fund’s outstanding voting securities (as defined in the 1940 Act).

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This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act, or in the event of the termination of the Investment Advisory Agreement between VALIC and VC I as it relates to any Covered Fund(s). The Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of VC I’s Board of Directors or by vote of a majority of that Covered Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ prior written notice to VALIC, or upon such shorter or longer notice as may be mutually agreed upon by the parties.

7.	Indemnification

VALIC agrees to indemnify the SUB-ADVISER for losses, costs, fees, expenses and claims which arise directly or indirectly (i) as a result of a failure by VALIC to provide the services or furnish materials required under the terms of this Agreement, or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to VC I or a Covered Fund, except insofar as any such statement or omission was specifically made in reliance on written information provided by the SUB-ADVISER to VALIC. The provisions of this paragraph shall survive the termination of this Agreement. The provisions of this paragraph shall survive the termination of this Agreement.

The SUB-ADVISER agrees to indemnify VALIC for losses and claims which arise (i) as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties by the SUB-ADVISER; or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to VC I or a Covered Fund to the extent any such statement or omission was made in reliance on written information provided by the SUB-ADVISER.

Promptly after receipt by either VALIC or SUB-ADVISER (an “Indemnified Party”) under this Section 7 of the commencement of an action, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (the “Indemnifying Party”) under this section, notify Indemnifying Party of the commencement thereof; but the omission so to notify Indemnifying Party will not relieve it from any liability that it may have to any Indemnified Party otherwise than under this section. In case any such action is brought against any Indemnified Party, and it notified Indemnifying Party of the commencement thereof, Indemnifying Party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from Indemnifying Party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and Indemnifying Party shall not be liable to such Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

8.	Other Matters

The SUB-ADVISER may from time to time employ or associate with itself any person or persons believed to be particularly fit to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or VC I with respect to them.

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The SUB-ADVISER agrees that all books and records which it maintains for the Covered Fund(s) are the Covered Fund’s property. The SUB-ADVISER also agrees upon request of VALIC or VC I, to promptly surrender the books and records in accordance with the 1940 Act and rules thereunder; provided, however, that the SUB-ADVISER may retain copies of such books and records to the extent necessary to comply with applicable law or regulation. The SUB-ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by subparagraphs (b)(5), (6), (7), (9), (10), (11) and paragraph (f) of Rule 31a-1 under the 1940 Act.

VALIC has herewith furnished the SUB-ADVISER copies of VC I’s Prospectus, Statement of Additional Information, investment objectives, policies and restrictions, and any applicable procedures adopted by VC I’s Board of Directors, as currently in effect for the Covered Fund(s) and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments or supplements to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of VC I or the Covered Fund(s) in writing signed or sent by any of the persons who the SUB-ADVISER has reason to believe are acting in good authority. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority.

VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Covered Fund(s) or the public that refer in any way to the SUB-ADVISER, and not to use such material if the SUB-ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER and shall cease to use the SUB-ADVISER name and/or logo as soon as is reasonable. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and the Covered Fund as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder. The provisions of this paragraph shall survive the termination of this Agreement.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained herein. The indemnification provisions contained herein shall survive any termination of this Agreement.

9.	Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with the laws of the State of New York and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the Securities and Exchange Commission or such interpretive positions as may be taken by the Commission or its staff. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

10.	Amendment and Waiver

The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

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11.	Notices

All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail or by overnight delivery (postage prepaid, return receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:

If to VALIC:	With a copy to:

Attn: Evelyn Curran	Attn: Tom Ward
2929 Allen Parkway, L14	2929 Allen Parkway, L13-20
Houston, Texas 77019	Houston, Texas 77019
Tel: (713) 831-6425	Tel: (713) 831-5399
Fax: (713) 831-4124	Fax: (713) 831-4124

If to SUB-ADVISER:

Goldman Sachs Asset Management, L.P.
32 Old Slip
New York, NY 10005
Attention: Scott E. Kilgallen

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	/s/ EVELYN M. CURRAN
Name:	Evelyn M. Curran
Title:	Senior Vice President

ATTEST:

Attest:	/s/ SHANA L. WALKER
Name:	Shana L. Walker
Title:	Paralegal

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By:
Name:	Scott E. Kilgallen
Title:	Managing Director

ATTEST:

Attest:
Name:
Title:

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SCHEDULE A

COVERED FUND(S)

Annual Fee computed at the following annual rate, based on average daily net asset value for each month on that portion of the assets managed by SUB-ADVISER, and payable monthly:

Covered Fund	Fee
Real Estate Fund	0.55% on the first $250 million
0.50% on the next $250 million
0.45% over $500 million

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AMENDMENT NO. 2

TO

INVESTMENT SUB-ADVISORY AGREEMENT

THIS AMENDMENT NO. 1 TO INVESTMENT SUB-ADVISORY AGREEMENT (the “Amendment”) is dated as of September 16, 2013, by and among THE VARIABLE ANNUITY LIFE INSURANCE COMPANY (“VALIC”), a Texas Corporation, and J.P. MORGAN INVESTMENT MANAGEMENT INC. (the “Sub-Adviser”).

RECITALS

WHEREAS, VALIC and VALIC Company I (“VC I”) entered into an Investment Advisory Agreement dated January 1, 2002, with respect to the Covered Funds reflected in Schedule A; and

WHEREAS, VALIC and the Sub-Adviser are parties to that certain Investment Sub-Advisory Agreement dated October 1, 2011 with respect to the Covered Funds (the “Agreement”); and

WHEREAS, the parties wish to amend Schedule A to the Agreement to reflect the addition of the Growth & Income Fund as a Covered Fund.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, VALIC and the Sub-Adviser agree as follows:

1.	Schedule A Amendment. Schedule A to the Agreement is hereby amended to reflect that the Sub-Adviser will manage the assets of the Growth & Income Fund and shall be compensated on those assets managed, in accordance with Section 3 of the Agreement, at the fee rate reflected in Schedule A attached hereto.

2.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.	Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

4.	Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 as of the date first above written.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY		J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:	/s/ Kurt W. Bernlohr	By:	/s/ Ana Brands
Name:	Kurt W. Bernlohr	Name:	Ana Brands
Title:	Senior Vice President	Title:	Vice President

SCHEDULE A

COVERED FUND(S)

Effective September 16, 2013

Annual Fee computed at the following annual rate, based on average daily net asset value for each month on that portion of the assets managed by SUB-ADVISER, and payable monthly:

Covered Fund	Fee
Emerging Economies Fund	0.50% on the first $150 million; 0.45% on the next $150 million; and 0.40% on assets over $300 million

Government Securities Fund	0.25% on the first $75 million; 0.20% on the next $75 million; 0.15% on the next $100 million; and 0.10% on assets over $250 million

Growth & Income Fund	0.25% on the first $500 million; and 0.225% on assets over $500 million

AMENDMENT NO. 1 TO INVESTMENT SUB-ADVISORY AGREEMENT

THIS AMENDMENT NO. 1 TO INVESTMENT SUB-ADVISORY AGREEMENT (the “Amendment”) is effective as of November 14, 2011, by and among The Variable Annuity Life Insurance Company (“VALIC”) and J.P. Morgan Investment Management Inc. (the “Sub-Adviser”).

RECITALS

WHEREAS, VALIC and VALIC Company I (“VC I”) entered into an Investment Advisory Agreement dated January 1, 2002, with respect to the Covered Funds reflected in Schedule A; and

WHEREAS, VALIC and the Sub-Adviser are parties to that certain Investment Sub-Advisory Agreement dated October 1, 2011 (the “Agreement”), with respect to the Covered Funds; and

WHEREAS, pursuant to Section 6 of the Agreement which provides for an initial term of two years from the date of this Amendment, with respect to Government Securities Fund.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, VALIC and the Sub-Adviser agree as follows:

1.	Schedule A Amendment. Schedule A to the Agreement is hereby amended to reflect that the Sub-Adviser will manage the assets of the Government Securities Fund and shall be compensated on those assets managed, in accordance with Section 3 of the Agreement, at the fee rate reflected in Schedule A attached hereto.

2.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.	Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

4.	Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date first above written.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY		J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:	/s/ Kurt W. Bernlohr	By:	/s/ Ana Brands
Name:	Kurt W. Bernlohr	Name:	Ana Brands
Title:	Senior Vice President	Title:	Vice President

SCHEDULE A

Effective November 14, 2011

SUB-ADVISER shall manage all or a portion of the assets of the following Covered Fund(s) and shall be compensated on that portion managed, as follows:

Covered Funds	Fee
Emerging Economies Fund	0.50% on the first $150 million;
0.45% on the next $150 million; and
0.40% on assets over $300 million

Government Securities Fund	0.25% on the first $75 million;
0.20% on the next $75 million;
0.15% on the next $100 million; and
0.10% on assets over $250 million

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT made this 1st day of October, 2011, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as “VALIC,” and J.P. MORGAN INVESTMENT MANAGEMENT INC., hereinafter referred to as the “SUB-ADVISER.”

VALIC and the SUB-ADVISER recognizes the following:

(a)	VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

(b)	VALIC is engaged as the investment adviser of VALIC Company I (“VC I”), pursuant to an Investment Advisory Agreement between VALIC and VC I, an investment company organized under the general corporate laws of Maryland as a series type of investment company issuing separate classes (or series) of shares of common stock. VC I is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c)	VC I currently consist of thirty-three portfolios (“Funds”):

Asset Allocation Fund	Large Cap Core Fund
Blue Chip Growth Fund	Large Capital Growth Fund
Broad Cap Value Income Fund	Mid Cap Index Fund
Capital Conservation Fund	Mid Cap Strategic Growth Fund
Core Equity Fund	Money Market I Fund
Dividend Value Fund	Nasdaq-100® Index Fund
Emerging Economies Fund	Science & Technology Fund
Foreign Value Fund	Small Cap Aggressive Growth Fund
Global Real Estate Fund	Small Cap Fund
Global Social Awareness Fund	Small Cap Index Fund
Global Strategy Fund	Small Cap Special Values Fund
Government Securities Fund	Small-Mid Growth Fund
Growth & Income Fund	Stock Index Fund
Growth Fund	Value Fund
Health Sciences Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
International Growth I Fund

In accordance with VC I’s Articles of Incorporation (the “Articles”), new Funds may be added to VC I upon approval of VC I’s Board of Directors without the approval of Fund shareholders. This Agreement will apply only to Funds set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A (“Covered Fund(s)”).

(d)	The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e)	VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.

VALIC and the SUB-ADVISER agree as follows:

1.	Services Rendered and Expenses Paid by the SUB-ADVISER

The SUB-ADVISER, subject to the supervision and review of VALIC and VC I’s Board of Directors and in material conformity with (i) the 1940 Act, all applicable laws and regulations thereunder, (ii) all other applicable federal laws and regulations, including section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and all applicable state laws and regulations that VALIC notifies the SUB-ADVISER are applicable to the investment management of the Covered Fund(s); (iii) VC I’s Articles, Bylaws, registration statements, prospectus and the investment objectives, policies and restrictions of any Covered Fund(s) stated in the Covered Fund(s)’ prospectus and statement of additional information; and (iv) any applicable procedures adopted by VC I’s Board of Directors and provided to the SUB-ADVISER, shall:

(a)	manage the investment and reinvestment of the assets of the Covered Fund(s) including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination, in its discretion without prior consultation with VALIC or the VC I Board of Directors, of the industries, securities and other investments to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs.

(b)	maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts or other derivatives) for each Covered Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.

(c)	In performing its obligations under this Agreement, the SUB-ADVISER may, at its own discretion, and consistent with the obligations of Section 8 herein, delegate any or all of its discretionary investment, advisory and other rights, powers and functions hereunder to any advisory affiliate, without further written consent of VALIC provided that the SUB-ADVISER shall always remain liable for its obligations hereunder.

The SUB-ADVISER will assist the Covered Fund(s) and its agents in determining whether prices obtained by the Covered Fund(s) and its agents for valuation purposes are consistent with the prices on the SUB-ADVISER’s portfolio records relating to the assets of the Covered Fund(s) for which the SUB-ADVISER has responsibility at such times as VALIC shall reasonably request; provided, however, that the parties acknowledge that the SUB-ADVISER is not the fund accounting agent for the Covered Fund(s) and is not responsible for pricing determinations or calculations and any information provided pursuant to this position by SUB-ADVISER will be provided for information purposes only.

In selecting brokers or dealers to execute transactions on behalf of the Covered Fund(s), the SUB-ADVISER will seek the best overall terms available. In assessing the best overall terms available for any transaction, the SUB-ADVISER will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the brokers or dealers and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the SUB-ADVISER is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities and Exchange Act of 1934, as amended (the “1934 Act”)) provided to the Covered Fund(s) and/or other accounts over which the SUB-ADVISER or its affiliates exercise discretion. The

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SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization. Subject to the requirements of U.S. law, VALIC agrees that SUB-ADVISER may follow the SUB-ADVISER’S best execution policy, which has been provided to VALIC and which may be amended from time-to-time. The SUB-ADVISER agrees to provide VALIC a copy of any material amendment to its best execution policy as soon as reasonably practicable after such amendment to the policy.

In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the SUB-ADVISER may engage its affiliates, the VALIC and its affiliates or any other subadviser to VC I and its respective affiliates, as broker-dealers or futures commission merchants to effect Covered Fund transactions in securities and other investments for a Covered Fund.

Notwithstanding anything to the contrary in this Agreement, to the extent that any market counterparty with whom the SUB-ADVISER deals requires information relating to the Covered Fund(s) (including but not limited to the identity and market value of the Covered Fund(s), the SUB-ADVISER shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Covered Fund(s) in accordance with the terms of this Agreement.

VALIC hereby agrees that, in managing the Covered Fund, the SUB-ADVISER may execute trades in markets that are not “regulated markets”1as that term is defined in the “Markets in Financial Instruments Directive” 2and may utilize a multilateral trading facility.

The SUB-ADVISER may aggregate sales and purchase orders of securities held by the Covered Fund(s) with similar orders being made for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER that are trading through a single trading desk or system on the same trading day, if in the SUB-ADVISER’s reasonable judgment such aggregation is fair and reasonable and consistent with the SUB-ADVISER’S fiduciary obligations to the Covered Fund(s) and its other clients. VALIC acknowledges that the determination whether such aggregation is fair and reasonable by the SUB-ADVISER is subjective and represents the SUB-ADVISER’s evaluation that the Covered Fund(s) may benefit by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

VALIC authorizes and empowers the SUB-ADVISER to direct the Covered Fund’s Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Covered Fund(s) and to execute for the Covered Fund(s) as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the SUB-ADVISER shall select as provided above. With respect to brokerage accounts for financial and commodity futures and commodities and options thereon, the

[1]	Definition of Regulated Market

Multilateral system operated and/or managed by a market operator, which brings together or facilitates the bringing together of multiple third-party buying and selling interests in financial instruments – in the system and in accordance with its non-discretionary rules – in a way that results in a contract, in respect of the financial instruments admitted to trading under its rules and/or systems, and which is authorized and functions regularly and in accordance with the provisions of Title III of MiFID.

[2]	Definition of Markets in Financial Instruments Directive (“MiFID”)

Commission Directive No. 2006/73/EC implementing Directive 2004/39/EC of the European Parliament and of the Council as regards organizational requirements and operating conditions for investment firms and defined terms for the purposes of that Directive.

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SUB-ADVISER shall select such brokers, as approved by VALIC, prior to the establishment of such brokerage account. The SUB-ADVISER may, using such of the securities and other property in the Covered Fund as the SUB-ADVISER deems necessary or desirable, direct the Covered Fund’s Custodian to deposit for the Covered Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the SUB-ADVISER deems desirable or appropriate.

The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and VC I’s Board of Directors regarding the performance of its services under this Agreement. The SUB-ADVISER will make available to VALIC and VC I promptly upon their reasonable written request copies of all of the Covered Fund(s)’ investment records and ledgers to assist VALIC and VC I in complying with regulations applicable to each Covered Fund’s securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish VC I’s Board of Directors such periodic and special reports as VALIC and VC I’s Board of Directors may reasonably request. The SUB-ADVISER will furnish to regulatory authorities any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Covered Fund(s) are being conducted in a manner consistent with applicable laws and regulations.

Should VALIC at any time make any definite determination as to any investment policy and notify the SUB-ADVISER in writing of such determination, within a reasonable time after receipt of such notice as agreed to by the SUBADVISER and VALIC the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB-ADVISER to comply with the first paragraph of this Section.

The SUB-ADVISER will not hold money or investments on behalf of VC I. The money and investments will be held by the Custodian of VC I. The SUB-ADVISER will arrange for the transmission to the Custodian for VC I, on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable the Custodian perform its administrative responsibilities with respect to the Covered Fund(s). The SUB-ADVISER further shall have the authority to instruct the Custodian of VC I (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian for VC I, (ii) to deliver securities and other property against payment for VC I, and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement or as provided by VALIC in writing to the Custodian.

VALIC will vote proxies relating to securities held by the Covered Fund(s). VALIC will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Directors. VALIC will instruct the Custodian and other parties providing services to VC I promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Covered Fund(s). The SUB-ADVISER shall not be responsible for taking any action on behalf of the Covered Funds in connection with any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting securities held at any time in the Covered Fund(s) including, without limitation, to file proofs of claim or other documents related to such proceedings (the “Litigation”) or to investigate, initiate, supervise, or monitor the Litigation involving the Covered Funds’ assets.

The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC or VC I other than in furtherance of the SUB-ADVISER’s duties and responsibilities as set forth in this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder; provided, however, all brokerage commissions, taxes, charges and other costs incident to the purchase and sale of investments shall be charged to and paid from the Covered Fund.

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VALIC shall pay, or arrange for others to pay, all VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 3 of this Agreement.

The SUB-ADVISER is hereby prohibited from consulting with any other sub-adviser of the Covered Fund(s) (or a portion thereof) or any other sub-adviser to a fund under common control with the Covered Fund(s) (or a portion thereof) concerning securities transactions of the Covered Fund(s) (or a portion thereof) in securities or other assets, except as otherwise permitted by the 1940 Act or any rules thereunder.

2.	Confidentiality

The SUB-ADVISER will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as otherwise necessary in the ordinary course of performing its responsibilities under this Agreement, and will keep confidential any non-public information obtained directly as a result of this service relationship, and disclose such non-public information only if VALIC or the VC I Board of Trustees has authorized such disclosure, or if such information is or hereafter becomes ascertainable from public or published information or trade sources, or if such information is or hereafter otherwise is know by the SUB-ADVISER, or if such disclosure is expressly required or requested by applicable federal or state authorities (including the SUB-ADVISER’S regulatory examiners) or to the extent such disclosure is reasonably required by auditors or attorneys of the SUB-ADVISER in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information. VALIC will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to perform its responsibilities under this Agreement or under the Investment Advisory Agreement between VALIC and VC I, and will keep confidential any non-public information obtained directly as a result of this relationship, and disclose such non-public information only if SUB-ADVISER has authorized such disclosure, or if such information is or hereafter becomes ascertainable from public or published information or trade sources, or if such information is or hereafter otherwise is know by VALIC, or if such disclosure is expressly required or requested by applicable federal or state authorities (including VALIC’s regulatory examiners) or to the extent such disclosure is reasonably required by VALIC’s or the Covered Fund(s)’auditors or attorneys in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Without limiting the foregoing, VALIC acknowledges that the securities holdings of the Covered Fund(s) constitute information of value to the SUB-ADVISER, and agrees: (1) not to use for any purpose, other than for VALIC or the Covered Fund(s), or their agents, to supervise or monitor the SUB-ADVISER, the holdings or other trading-related information of the Covered Fund(s); and (2) not to disclose the Covered Fund(s)’ holdings, except: (a) as required by applicable law or regulation; (b) as required by state or federal regulatory authorities; (c) to the Board of Directors of VC I, counsel to the Board of Directors of VC I, counsel to VC I, the administrator or any sub-administrator, the independent accountants and any other agent of VC I; (d) in accordance with VC I’s portfolio holdings disclosure policy, including other third parties service providers identified in VC I’s registration statement; or (e) as otherwise agreed to by the parties hereto in writing.

3.	Compensation of the SUB-ADVISER

VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund’s average daily net asset value computed for each Covered Fund as provided for herein and in the fee schedule attached hereto as Schedule A. Schedule A may be amended from time to time by written agreement executed by VALIC and the SUB-ADVISER, provided that amendments are made in conformity with applicable laws and regulations and the Articles and Bylaws of VC I. Any change in Schedule A pertaining to any new or existing Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of shareholders of any other Fund.

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The average daily net asset value shall be determined by taking the average of all of the determinations of net asset value, made in the manner provided in VC I’s constitutive documents, for each business day during a given calendar month. VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than fifteen (15) days following the end of the month.

If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC I.

4.	Scope of the SUB-ADVISER’s Activities

VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies (including other accounts and investment companies following the same investment strategy as the Covered Fund(s) ), and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever a Covered Fund(s) and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed by the SUB-ADVISER to be equitable to each entity. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities on an equitable basis. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Covered Fund(s). In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that the Covered Fund(s) is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the Covered Fund complies with such Code diversification provisions, as directed by VALIC. VALIC acknowledges that the SUB-ADVISER shall rely completely upon VALIC’s determination of whether and to what extent each Covered Fund(s) is in compliance with Subchapter M and Section 817(h) of the Code and that the SUB-ADVISER has no separate and independent responsibility to test for such compliance.

The SUB-ADVISER does not guarantee the future performance of the Covered Fund(s) or any specific level of performance, the success of any investment decision or strategy that SUB-ADVISER may use, or the success of SUB-ADVISER’s overall management of the Covered Fund(s). VALIC and VC I understand that investment decisions made for the Covered Fund(s) by the SUB-ADVISER are subject to various market, currency, economic, political and business risks and that those investment decisions will not always be profitable. The SUB-ADVISER will manage only the assets of the Covered Fund(s) allocated to its management by VALIC and in making investment decisions for the Covered Fund(s).

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5.	Representations of the SUB-ADVISER and VALIC

The SUB-ADVISER represents, warrants, and agrees as follows:

(a)	The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC and VC I with a copy of such code of ethics together with evidence of its adoption.

(c)	The SUB-ADVISER has provided VALIC and VC I with a copy of its Form ADV as most recently filed with the SEC and will promptly after filing its annual update to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.

VALIC represents, warrants, and agrees as follows:

(a)	VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	VALIC has the authority under the Investment Advisory Agreement between VALIC and VC I to delegate some or all of its responsibilities to one or more sub-advisers.

6.	Term of Agreement

This Agreement shall become effective as to the Covered Fund(s) set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of VC I’s Directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of VC I’s Board of Directors or a majority of that Covered Fund’s outstanding voting securities (as defined in the 1940 Act).

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This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act, or in the event of the termination of the Investment Advisory Agreement between VALIC and VC I as it relates to any Covered Fund(s). The Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of VC I’s Board of Directors or by vote of a majority of that Covered Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ prior written notice to VALIC, or upon such shorter or longer notice as may be mutually agreed upon by the parties.

7.	Indemnification

The SUB-ADVISER shall not be liable to VALIC, VC I, or to any shareholder in the Covered Fund(s), and VALIC shall indemnify the SUB-ADVISER, for any act or omission in rendering services under this Agreement, or for any losses sustained in connection with the matters to which this agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER in performing its duties under this Agreement.

Notwithstanding the foregoing, VALIC agrees to indemnify the SUB-ADVISER for losses, costs, fees, expenses and claims which arise directly (i) as a result of a failure by VALIC to provide the services or furnish materials required under the terms of this Agreement, or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, advertisements, or sales literature pertaining to VC I or a Covered Fund, except insofar as any such statement or omission was specifically made in reliance on written information provided by the SUB-ADVISER to VALIC.

The SUB-ADVISER agrees to indemnify VALIC for losses and claims which arise directly (i) as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties by the SUB-ADVISER; or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, advertisements, or sales literature pertaining to VC I or a Covered Fund to the extent any such statement or omission was made in reliance on written information provided by the SUB-ADVISER.

Under no circumstances shall VALIC or the SUB-ADVISER be liable to any indemnified party for indirect, special or consequential damages, even if VALIC or the SUB-ADVISER is apprised of the likelihood of such damages.

Promptly after receipt by either VALIC or SUB-ADVISER (an “Indemnified Party”) under this Section 7 of the commencement of an action, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (the “Indemnifying Party”) under this section, notify Indemnifying Party of the commencement thereof; but the omission so to notify Indemnifying Party will not relieve it from any liability that it may have to any Indemnified Party otherwise than under this section. In case any such action is brought against any Indemnified Party, and it notified Indemnifying Party of the commencement thereof, Indemnifying Party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from Indemnifying Party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and Indemnifying Party shall not be liable to such Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

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The provisions of this Section 7 shall survive the termination of this Agreement.

8.	Delegation.

Except where prohibited by applicable law or regulation, SUB-ADVISER may employ an affiliate or a third party to perform any accounting, administrative, reporting and ancillary services required to enable SUB-ADVISER to perform its functions under this Agreement; provided however, that no such person shall serve or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC, VC I or the Covered Fund(s) with respect to them. Notwithstanding any other provision of this Agreement, SUB-ADVISER may provide information about the Fund to any such affiliate or other third party for the purpose of providing the services contemplated under this clause. SUB-ADVISER will act in good faith and due diligence in the selection, use and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve SUB-ADVISER of any of its obligations under this Agreement. SUB-ADVISER shall remain liable for SUB-ADVISER’S obligations hereunder and for all actions of any such affiliates, third parties or agents to the same extent as SUB-ADVISER is liable for its own actions hereunder.

9.	Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, SUB-ADVISER has adopted a Customer Identification Program, (“CIP”) pursuant to which SUB-ADVISER is required to obtain, verify and maintain records of certain information relating to its clients. In order to facilitate SUB-ADVISER’s compliance with its CIP, VALIC hereby represents and warrants that (i) the Fund’s taxpayer identification number or other government issued identification number is reflected on Schedule A, (ii) all documents provided to SUB-ADVISER are true and accurate as of the date hereof, and (iii) VALIC agrees to provide to SUB-ADVISER such other information and documents that SUB-ADVISER requests in order to comply with SUB-ADVISER’s CIP.

10.	Other Matters

The SUB-ADVISER agrees that all books and records which it maintains for the Covered Fund(s) are the Covered Fund’s property. The SUB-ADVISER also agrees upon request of VALIC or VC I, to promptly surrender such books and records in accordance with the 1940 Act and rules thereunder; provided, however, that the SUB-ADVISER may retain copies of such books and records to the extent necessary to comply with applicable law or regulation. The SUB-ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by subparagraphs (b)(5), (6), (7), (9), (10), (11) and paragraph (f) of Rule 31a-1 under the 1940 Act.

VALIC has herewith furnished the SUB-ADVISER copies of VC I’s Prospectus, Statement of Additional Information, investment objectives, policies and restrictions, and any applicable procedures adopted by VC I’s Board of Directors, as currently in effect for the Covered Fund(s) and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments or supplements to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of VC I or the Covered Fund(s) in writing signed or sent by any of the persons who the SUB-ADVISER has reason to believe are acting in good authority. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority.

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VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Covered Fund(s) or the public that refer in any way to the SUB-ADVISER, and not to use such material if the SUB-ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER and shall cease to use the SUB-ADVISER name and/or logo as soon as is reasonable. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and the Covered Fund as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder. The provisions of this Section 10 shall survive the termination of this Agreement.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained herein.

11.	Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with the laws of the State of New York and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the Securities and Exchange Commission or such interpretive positions as may be taken by the Commission or its staff. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

12.	Amendment and Waiver

The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

13.	Notices

All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail or by overnight delivery (postage prepaid, return receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:

If to VALIC:	With a copy to:

Attn: Kurt Bernlohr	Attn: Nori L. Gabert
2929 Allen Parkway, L13	2929 Allen Parkway
Houston, Texas 77019	Houston, Texas 77019
Tel: (713) 831-6133	Tel: (713) 831-5165
Fax: (713) 831-6205	Fax: (713) 831-2258

If to SUB-ADVISER:	With a copy to:

Attn: Ana Brands	Attn: Donna Nascimento
575 Washington Blvd., Floor 10	575 Washington Blvd.
Jersey City, N.J. 07310-1618	Jersey City, N.J. 07310
Tel. (201) 595-1243	Tel: (201) 595-1259
Fax: (917) 463-0542

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	/s/ Kurt W. Bernlohr
Name:	Kurt W. Bernlohr
Title:	Senior Vice President

ATTEST:

Attest:	/s/ Shana L. Walker
Name:	Shana L. Walker
Title:	Paralegal

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:	/s/ Ana Brands
Name:	Ana Brands
Title:	Vice President

ATTEST:

Attest:	/s/ Donna Nascimento
Name:	Donna Nascimento
Title:	Vice President

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SCHEDULE A

COVERED FUND(S)

Annual Fee computed at the following annual rate, based on average daily net asset value for each month on that portion of the assets managed by SUB-ADVISER, and payable monthly:

Covered Fund	Fee
Emerging Economies Fund	0.50% on the first $150 million;
(TIN: 59-3824902)	0.45% on the next $150 million; and
0.40% on assets over $300 million.

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AMENDMENT NO. 2

TO

INVESTMENT SUB-ADVISORY AGREEMENT

THIS AMENDMENT NO. 2 TO INVESTMENT SUB-ADVISORY AGREEMENT (the “Amendment”) is dated as of September 16, 2013, by and among THE VARIABLE ANNUITY LIFE INSURANCE COMPANY (“VALIC”), a Texas Corporation, and MASSACHUSETTS FINANCIAL SERVICES COMPANY (the “Sub-Adviser”).

RECITALS

WHEREAS, VALIC and VALIC Company I (“VC I”) entered into an Investment Advisory Agreement dated January 1, 2002, with respect to the Covered Funds reflected in Schedule A; and

WHEREAS, VALIC and the Sub-Adviser are parties to that certain Investment Sub-Advisory Agreement dated June 20, 2005 with respect to the Covered Funds (the “Agreement”); and

WHEREAS, the parties wish to amend Schedule A to the Agreement to reflect the addition of the Large Capital Growth Fund as a Covered Fund.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, VALIC and the Sub-Adviser agree as follows:

1.	Schedule A Amendment. Schedule A to the Agreement is hereby amended to reflect that the Sub-Adviser will manage the assets of the Large Capital Growth Fund and shall be compensated on those assets managed, in accordance with Section 2 of the Agreement, at the fee rate reflected in Schedule A attached hereto.

2.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.	Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

4.	Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 as of the date first above written.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY		MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:	/s/ Kurt W. Bernlohr	By:	/s/ Robert J. Manning
Name:	Kurt W. Bernlohr	Name:	Robert J. Manning
Title:	Senior Vice President	Title:	Chairman and Chief Executive Officer

SCHEDULE A

COVERED FUND(S)

Effective September 16, 2013

Annual Fee computed at the following annual rate, based on average daily net asset value for each month on that portion of the assets managed by SUB-ADVISER, and payable monthly:

Covered Fund	Fee
International Growth Fund	0.525% on the first $250 million 0.50% on the next $250 million 0.475% on assets over $500 million

Large Capital Growth Fund	0.375% on the first $250 million 0.35% on assets over $250 million

AMENDMENT NO. 1

TO

INVESTMENT SUB-ADVISORY AGREEMENT

This AMENDMENT NO. 1 TO INVESTMENT SUB-ADVISORY AGREEMENT is dated as of October 31, 2007, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, a Texas Corporation (the “Adviser”), and MASSACHUSETTS FINANCIAL SERVICES COMPANY (the “Sub-Adviser”).

W I T N E S S E T H:

WHEREAS, the Adviser and VALIC Company I (the “Corporation”), have entered into an Investment Advisory Agreement dated as of January 1, 2002, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Corporation, and pursuant to which the Adviser may delegate one or more of its duties to a sub-adviser pursuant to a written sub-advisory agreement; and

WHEREAS, the Adviser and the Sub-Adviser are parties to an Investment Sub-Advisory Agreement dated June 20, 2005, as amended from time to time (the “Sub-Advisory Agreement”), pursuant to which the Sub-Adviser furnishes investment advisory services to certain series (the “Funds”) of the Corporation, as listed on Schedule A of the Sub-Advisory Agreement;

WHEREAS, the parties desire to amend the Sub-Advisory Agreement to comply with the requirements of rules 17a-10, 10f-3, 12d3-1 and 17e-1 under the Investment Company Act of 1940, as amended, relating to certain exemptions available for transactions with sub-advisory affiliates; and

WHEREAS, the Board of Directors of the Corporation has approved this Amendment to the Sub-Advisory Agreement and it is not required to be approved by the shareholders of the Funds.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1. The following provision is inserted in Section 1 of the Sub-Advisory Agreement:

“The Sub-Adviser also represents and warrants that in furnishing services hereunder, the Sub-Adviser will not consult with any other sub-adviser of the Funds or other series of the Corporation, to the extent any other sub-advisers are engaged by the Adviser, or any other sub-advisers to other investments companies that are under common control with the Corporation, concerning transactions of the Funds in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.”

2. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3. Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Sub-Advisory Agreement shall remain unchanged and shall continue to be in full force and effect.

4. Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Sub-Advisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY		MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:	/S/ EVELYN CURRAN	By:	/S/ ROBERT J. MANNING
Name:	Evelyn Curran	Name:	Robert J. Manning
Title:	Senior Vice President	Title:	President & CEO

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INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT made this 20th day of June, 2005, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as “VALIC,” and MASSACHUSETTS FINANCIAL SERVICES COMPANY, hereinafter referred to as the “SUB-ADVISER.”

VALIC and the SUB-ADVISER recognize the following:

(a)	VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

(b)	VALIC is engaged as the investment adviser of VALIC Company I (“VC I”), pursuant to an Investment Advisory Agreement between VALIC and VC I, an investment company organized under the general corporate laws of Maryland as a series type of investment company issuing separate classes (or series) of shares of common stock. VC I is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c)	VC I currently consists of twenty-four portfolios (“Funds”):

Asset Allocation Fund
Blue Chip Growth Fund
Capital Conservation Fund
Core Equity Fund
Government Securities Fund
Growth & Income Fund
Health Sciences Fund
Income & Growth Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
International Growth I Fund
Large Cap Growth Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Capital Growth Fund
Money Market I Fund
Nasdaq-100® Index Fund
Science & Technology Fund
Small Cap Fund
Small Cap Index Fund
Social Awareness Fund
Stock Index Fund
Value Fund

In accordance with VC I’s Articles of Incorporation (the “Articles”), new Funds may be added to VC I upon approval of VC I’s Board of Directors without the approval of Fund shareholders. This Agreement will apply only to Funds set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A (“Covered Fund(s)”).

(d)	The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e)	VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.

VALIC and the SUB-ADVISER agree as follows:

1.	Services Rendered and Expenses Paid by the SUB-ADVISER

The SUB-ADVISER, subject to the control, direction, and supervision of VALIC and VC I’s Board of Directors and in material conformity with the 1940 Act, all applicable laws and regulations thereunder, all other applicable federal and state securities and tax laws and regulations, including section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), VC I’s Articles, Bylaws, registration statements, prospectus and stated investment objectives, policies and restrictions and any applicable procedures adopted by VC I’s Board of Directors and provided to the SUB-ADVISER in writing, shall:

(a)	manage the investment and reinvestment of the assets of the Covered Fund(s) including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination of the industries and companies to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs.

(b)	maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts and options thereon) for each Covered Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.

The SUB-ADVISER will assist the Covered Fund(s) and its agents in determining whether prices obtained by the Covered Fund(s) and its agents for valuation purposes are consistent with the prices on the SUB-ADVISER’s portfolio records relating to the assets of the Covered Fund(s) for which the SUB-ADVISER has responsibility at such times as VALIC shall reasonably request; provided, however, that the parties acknowledge that the SUB-ADVISER is not the fund accounting agent for the Covered Fund(s) and is not responsible for pricing determinations or calculations and any information provided pursuant to this position by SUB-ADVISER will be provided for information purposes only.

In performing the services described in paragraph (b) above, the SUB-ADVISER shall use its best efforts to obtain for the Covered Fund(s) the best execution of portfolio transactions, under the circumstances of each trade and on the basis of all relevant factors and considerations. Subject to approval by VC I’s Board of Directors of appropriate policies and procedures, the SUB-ADVISER may cause the Covered Fund(s) to pay to a broker a commission, for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research services to the SUB-ADVISER. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization.

The SUB-ADVISER may aggregate sales and purchase orders of securities held by the Covered Fund(s) with similar orders being made simultaneously for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER, if in the SUB-ADVISER’s reasonable judgment such aggregation is fair and reasonable and consistent with the SUB-ADVISER’S fiduciary obligations to the Covered Fund(s) and its other clients, considering factors such as the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. VALIC acknowledges that the determination whether such aggregation is fair and reasonable by the SUB-ADVISER is subjective and represents the SUB-ADVISER’s evaluation that the

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Covered Fund(s) may benefit by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

VALIC authorizes and empowers the SUB-ADVISER to direct the Covered Fund’s Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Covered Fund(s) and to execute for the Covered Fund(s) as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the SUB-ADVISER shall select as provided above. With respect to brokerage accounts for financial and commodity futures and commodities and options thereon, the SUB-ADVISER shall select such brokers, as approved by VALIC, prior to the establishment of such brokerage account. The SUB-ADVISER may, using such of the securities and other property in the Covered Fund as the SUB-ADVISER deems necessary or desirable, direct the Covered Fund’s Custodian to deposit for the Covered Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the SUB-ADVISER deems desirable or appropriate.

The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and VC I’s Board of Directors regarding the performance of its services under this Agreement. Subject to the confidentiality provisions herein, the SUB-ADVISER will make available to VALIC and VC I promptly upon their reasonable written request all of the Covered Fund(s)’ investment records and ledgers as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish VC I’s Board of Directors such periodic and special reports as VALIC and VC I’s Board of Directors may reasonably request. The SUB-ADVISER will furnish to regulatory authorities any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Covered Fund(s) are being conducted in a manner consistent with applicable laws and regulations.

The SUB-ADVISER will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the SUB-ADVISER shall disclose such non-public information only if VALIC or the Board of Directors of VC I has authorized such disclosure, or if such information is or hereafter otherwise is known by the SUB-ADVISER or has been disclosed, directly or indirectly, by VALIC or VC I to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or Court of Law of competent jurisdiction, or, with prior notice to VALIC, to the extent such disclosure is reasonably required by auditors or attorneys of the SUB-ADVISER in connection with the performance of their professional services. Notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information without prior approval by VALIC or the Board of Directors of VC I.

VALIC will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any non-public information obtained directly as a result of this service relationship, and VALIC shall disclose such non-public information only if SUB-ADVISER has authorized such disclosure, or if such information is or hereafter otherwise is known by VALIC or has been disclosed, directly or indirectly, by SUB-ADVISER to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or Court of Law of competent jurisdiction, or, with prior notice to the SUB-ADVISER, to the extent such disclosure is reasonably required by auditors or attorneys of VALIC in connection with the performance of their services.

Should VALIC at any time make any definite determination as to any investment policy and notify the SUB-ADVISER in writing of such determination, the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB-ADVISER to comply with the first paragraph of this Section.

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The SUB-ADVISER will not hold money or investments on behalf of VC I. The money and investments will be held by the Custodian of VC I. The SUB-ADVISER will arrange for the transmission to the Custodian for VC I, on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable it to perform its administrative responsibilities with respect to the Covered Fund(s). The SUB-ADVISER further shall have the authority to instruct the Custodian of VC I (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian for VC I (ii) to deliver securities and other property against payment for VC I, and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement.

The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC or VC I other than in furtherance of the SUB-ADVISER’s duties and responsibilities as set forth in this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 2 of the Agreement.

The SUB-ADVISER is hereby prohibited from consulting with any other sub-adviser of the Covered Fund(s) (or a portion thereof) or any other sub-adviser to a fund under common control with the Covered Fund(s) (or a portion thereof) concerning securities transactions of the Covered Fund(s) (or a portion thereof) in securities or other assets, except as otherwise permitted by the 1940 Act or any rules thereunder.

2.	Compensation of the SUB-ADVISER

VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund’s average daily net asset value computed for each Covered Fund as provided for herein and in the fee schedule attached hereto as Schedule A. Schedule A may be amended in writing from time to time, provided that amendments are made in conformity with applicable laws and regulations and the Articles and Bylaws of VC I. Any change in Schedule A pertaining to any new or existing Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of shareholders of any other Fund.

The average daily net asset value shall be determined by taking the mean average of all of the determinations of net asset value, made in the manner provided in VC I’s Declaration, for each business day during a given calendar month. VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than ten (10) business days following the end of the month.

If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC I.

3.	Scope of the SUB-ADVISER’s Activities

VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever a Covered Fund(s) and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed by the SUB-ADVISER to be equitable to each entity. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Covered Fund(s). In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-

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ADVISER’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

The SUB-ADVISER shall not be liable to VALIC, VC I, or to any shareholder in the Covered Fund(s), and VALIC shall indemnify the SUB-ADVISER, for any act or omission in rendering services under this Agreement, or for any losses sustained in connection with the matters to which this agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER in performing its duties under this Agreement.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that the Covered Fund(s) is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the Covered Fund complies with such Code diversification provisions, as directed by VALIC.

4.	Representations of the SUB-ADVISER and VALIC

The SUB-ADVISER represents, warrants, and agrees as follows:

(a)	The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC and VC I with a copy of such code of ethics together with evidence of its adoption.

(c)	The SUB-ADVISER has provided VALIC and VC I with a copy of its Form ADV as most recently filed with the SEC and will promptly after filing its annual update to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.

VALIC represents, warrants, and agrees as follows:

VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the

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authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.	Term of Agreement

This Agreement shall become effective as to the Covered Fund(s) set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, or as otherwise noted on Schedule A, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of VC I’s directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of VC I’s Board of Directors or a majority of that Covered Fund’s outstanding voting securities.

This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act, or in the event of the termination of the Investment Advisory Agreement between VALIC and VC I as it relates to any Covered Fund(s). The Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of VC I’s Board of Directors or by vote of a majority of that Covered Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days’ nor less than 30 days’ written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to VALIC, or upon such shorter notice as may be mutually agreed upon by the parties.

6.	Other Matters

The SUB-ADVISER may from time to time employ or associate with itself any person or persons believed to be particularly fit to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or VC I with respect to them.

The SUB-ADVISER agrees that all books and records which it maintains for the Covered Fund(s) are the Covered Fund’s property. The SUB-ADVISER also agrees upon request of VALIC or VC I, to promptly surrender the books and records in accordance with the 1940 Act and rules thereunder, provided that VALIC reimburses the SUB-ADVISER for its reasonable expenses in making duplicate copies of such books and records for SUB-ADVISER’s files. The SUB-ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

VALIC has herewith furnished the SUB-ADVISER copies of VC I’s Prospectus, Statement of Additional Information, Articles and Bylaws, investment objectives, policies and restrictions, and any applicable procedures adopted by VC I’s Board of Directors, as currently in effect and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments or supplements to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of the Covered Fund in writing signed or sent by any of the persons who the SUB-ADVISER has

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reason to believe are acting in good authority. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority.

VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Covered Fund or the public that refer in any way to the SUB-ADVISER, and not to use such material if the SUB-ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER and shall cease to use the SUB-ADVISER name and/or logo as soon as is reasonable. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and the Covered Fund as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder.

VALIC agrees to indemnify the SUB-ADVISER for losses, costs, fees, expenses and claims which arise directly or indirectly (i) as a result of a failure by VALIC to provide the services or furnish materials required under the terms of this Investment Sub-Advisory Agreement, or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Covered Fund, except insofar as any such statement or omission was specifically made in reliance on written information provided by the SUB-ADVISER to VALIC.

The SUB-ADVISER agrees to indemnify VALIC for losses and claims which arise (i) as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties by the SUB-ADVISER; or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Covered Fund to the extent any such statement or omission was made in reliance on written information provided by the SUB-ADVISER to VALIC.

Promptly after receipt by either VALIC or SUB-ADVISER (an “Indemnified Party”) under this Section 6 of the commencement of an action, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (the “Indemnifying Party”) under this section, notify Indemnifying Party of the commencement thereof; but the omission so to notify Indemnifying Party will not relieve it from any liability that it may have to any Indemnified Party otherwise than under this section. In case any such action is brought against any Indemnified Party, and it notified Indemnifying Party of the commencement thereof, Indemnifying Party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from Indemnifying Party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and Indemnifying Party shall not be liable to such Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained herein. The indemnification provisions contained herein shall survive any termination of this Agreement.

7.	Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with the laws of the State of Texas and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the Securities and Exchange Commission or such interpretive positions as may be taken by the Commission or its staff. To the extent that the applicable law of the State of Texas, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

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8.	Amendment and Waiver

Provisions of this Agreement may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

9.	Notices

All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail or by overnight delivery (postage prepaid, return receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:

If to VALIC:

Attn: Evelyn Curran
2919 Allen Parkway, L12-01
Houston, Texas 77019
Tel: (713) 831-6425
Fax: (713) 831-4124

If to SUB-ADVISER:

Attn: General Counsel
500 Boylston Street
Boston, Massachusetts 02116
Phone: 617-954-5047
Fax: 617-954-7770

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The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	/s/ Evelyn Curran
Name:	Evelyn Curran
Title:	Senior Vice President

ATTEST:

Attest:	/s/ Mark Matthes
Name:	Mark Matthes
Title:	Associate Counsel

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:	/s/ Jeffrey N. Carp
Name:	Jeffrey N. Carp
Title:	Senior Vice President

ATTEST:

Attest:	/s/ Cheryl L. [Hamon]
Name:	Cheryl L. [Hamon]
Title:	Executive Assistant

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SCHEDULE A

COVERED FUND(S)

Annual Fee computed at the following annual rate, based on average daily net asset value for each month on that portion of the assets managed by SUB-ADVISER, and payable monthly:

Covered Fund	Fee
International Growth I Fund	0.525% on the first $250million 0.50% on the next $250million 0.475% over $500 million

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VALIC COMPANY I

2929 Allen Parkway

Houston, Texas 77019

Small-Mid Growth Fund

Large Capital Growth Fund

Growth & Income Fund

(the “Funds”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this Notice is available at

https://www.valic.com/Information-Statements_3240_442209.html

This Notice is to inform you that an information statement (the “Information Statement”) regarding changes to the sub-advisers of the Funds is now available at the website referenced above. The Funds are each a series of VALIC Company I (“VC I”). Please note that this Notice is only intended to provide an overview of the matters covered in the Information Statement. We encourage you to access VALIC’s website to review a complete copy of the Information Statement, which contains important information about the appointment and change in sub-advisers.

As discussed in the Information Statement, at meetings held on July 16, 2013, and on August 5-6, 2013, the Board of Directors of VC I approved (i) the appointment of Goldman Sachs Asset Management, L.P. (“GSAM”) as the sub-adviser to the Small-Mid Growth Fund, (ii) the appointment of Massachusetts Financial Services Company (“MFS”) as the sub-adviser to the Large Capital Growth Fund, (iii) the appointment of J.P. Morgan Investment Management Inc. (“JPMIM”) as the sub-adviser to the Growth & Income Fund, and (iv) the termination of each Fund’s current sub-adviser(s). On August 19, 2013, GSAM began managing the Small-Mid Growth Fund. On September 16, 2013, MFS and JPMIM began managing the Large Capital Growth Fund and the Growth & Income Fund, respectively.

VC I has received an exemptive order from the Securities and Exchange Commission which allows the Funds’ investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), subject to certain conditions, to enter into and materially amend sub-advisory agreements without obtaining shareholder approval. As required by this exemptive order, VC I is required to provide information to shareholders about new sub-advisers and their respective sub-advisory agreements within 90 days of the hiring of any new sub-adviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about November 15, 2013, to all participants in a Contract or Plan who were invested in the Funds as of the close of business on June 30, 2013. A copy of the Information Statement will remain on VALIC’s website until at least November 15, 2014, and shareholders can request a complete copy of the Information Statement until November 15, 2014.

You can obtain a paper or email copy of the complete Information Statement, without charge, by contacting us at 1-800-448-2542, or by sending an email to forms.request@valic.com. Please note, however, that you will not receive a paper or email copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.